                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[x]  Preliminary Proxy Statement
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
[ ]  Confidential, for the Use of the Commission Only (as permitted by
      Rule 14a-6(e)(2))

                           National Fuel Gas Company
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[x]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

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        ------------------------------------------------------------------------

     (4)  Date Filed:

                                 DRAFT 07/12/01


                            NATIONAL FUEL GAS COMPANY


                            NOTICE OF SPECIAL MEETING

                                       AND

                                 PROXY STATEMENT


                         SPECIAL MEETING OF STOCKHOLDERS

                                  TO BE HELD ON

                               SEPTEMBER 19, 2001

                            NATIONAL FUEL GAS COMPANY
                               10 LAFAYETTE SQUARE
                             BUFFALO, NEW YORK 14203

                                                                  August 9, 2001

Dear Stockholder:

      We are pleased to invite you to join us at the Special Meeting of Stockholders of National Fuel Gas Company. The meeting will be held at 10:00 A.M. Eastern Time on Wednesday, September 19, 2001, at the offices of LeBoeuf, Lamb, Greene & MacRae, 125 West 55th Street, New York, NY 10019-5389. The matter on the agenda for the meeting is outlined in the enclosed Notice of Meeting and Proxy Statement.

      So that you may secure the representation of your interests at the Stockholders Meeting, we urge you to vote your shares. The preferred method of voting is by telephone as described on the proxy card. This method is both convenient for you and reduces the expense of soliciting proxies for the Company. If you prefer not to vote by telephone, please complete, sign and date your proxy card and mail it in the envelope provided. The Proxies are committed by law to vote your proxy as you designate.

      If you plan to be present at the Stockholders Meeting, please respond to the question if you vote by telephone, or check the "WILL ATTEND MEETING" box on the proxy card.

      Whether or not you plan to attend, please vote your shares by telephone or complete, sign, date and promptly return your proxy card so that your vote may be counted. If you do attend and wish to vote in person, you can revoke your proxy by giving written notice to the Secretary of the meeting and/or the Trustees (as described on the first page of this Proxy Statement), and/or by casting your ballot at the meeting.

      Coffee will be served at 9:30 A.M. and I look forward to meeting you at that time.

      Please review the proxy statement and take advantage of your right to vote.

                                          Sincerely yours,

                                          BERNARD J. KENNEDY
                                          Chairman of the Board of Directors,
                                          Chief Executive Officer

                            NATIONAL FUEL GAS COMPANY
                               10 LAFAYETTE SQUARE
                             BUFFALO, NEW YORK 14203

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON SEPTEMBER 19, 2001

To the Stockholders of National Fuel Gas Company:

      Notice is hereby given that a Special Meeting of Stockholders of National Fuel Gas Company will be held at 10:00 A.M. Eastern Time on Wednesday, September 19, 2001, at the offices of LeBoeuf, Lamb, Greene & MacRae, 125 West 55th Street, New York, NY 10019-5389. At the meeting, action will be taken with respect to the approval of amendments to the National Fuel Gas Company 1997 Award and Option Plan and the National Fuel Gas Company 1993 Award and Option Plan, and such other business as may properly come before the meeting or any adjournment thereof.

      Stockholders of record at the close of business on July 23, 2001, will be entitled to vote at the meeting.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          Anna Marie Cellino
                                          Secretary

August 9, 2001





                             YOUR VOTE IS IMPORTANT

            WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, AND WHATEVER THE NUMBER OF SHARES YOU OWN, PLEASE VOTE YOUR SHARES BY TELEPHONE AS DESCRIBED ON THE PROXY/VOTING INSTRUCTION CARD AND REDUCE NATIONAL FUEL GAS COMPANY'S EXPENSE IN SOLICITING PROXIES. ALTERNATIVELY, YOU MAY COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY/VOTING INSTRUCTION CARD. PLEASE USE THE ACCOMPANYING ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                            NATIONAL FUEL GAS COMPANY
                               10 LAFAYETTE SQUARE
                             BUFFALO, NEW YORK 14203

                                 PROXY STATEMENT

      This proxy statement is furnished to the holders of National Fuel Gas Company ("Company") common stock ("Common Stock") in connection with the solicitation of proxies on behalf of the Board of Directors of the Company for use at the Special Meeting of Stockholders to be held on September 19, 2001, or any adjournment thereof. This proxy statement and the accompanying proxy/voting instruction card are first being mailed to stockholders on or about August 9, 2001.

      All costs of soliciting proxies will be borne by the Company. Morrow & Co., Inc., 445 Park Avenue, New York, New York 10022, has been retained to assist in the solicitation of proxies and will be compensated in the estimated amount of $9,500 plus reasonable out-of-pocket expenses. In addition to solicitation by that firm and by mail, a number of regular employees of the Company and its subsidiaries may solicit proxies in person, by telephone or by other methods.

      Only stockholders of record at the close of business on July 23, 2001, will be eligible to vote at this meeting. As of that date, ______________ shares of Common Stock were issued and outstanding. On September 7, 2001, those shares will split two-for-one, so there will be approximately ______ shares outstanding on the meeting date, but votes will be cast using the pre-split outstanding shares as of the record date.

      Each share of Common Stock entitles the holder thereof to one vote with respect to each matter that is subject to a vote at the meeting. All shares that are represented by effective proxies received by the Company in time to be voted will be voted at the meeting or any adjournment thereof. Where stockholders direct how their votes shall be cast, shares will be voted in accordance with such directions. Proxies submitted with abstentions and broker non-votes will be included in determining whether or not a quorum is present. Abstentions shall be counted in the number of shares represented and voting, and shall have the same effect as a vote against the proposal.

      The proxy also confers discretionary authority to vote on all matters that may properly come before the Annual Meeting of Stockholders, or any adjournment thereof, respecting matters of which the Board is not currently aware but that may be presented at the meeting, and respecting all matters incident to the conduct of the meeting.

      Any stockholder giving a proxy may revoke it at any time prior to the voting thereof by mailing a revocation or a subsequent proxy to Anna Marie Cellino at the above address, by filing written revocation at the meeting with Mrs. Cellino, Secretary of the meeting, or by casting a ballot.

      If you are a participant in the Company's Employee Stock Ownership Plans, Employees' Thrift Plan or Tax-Deferred Savings Plans, and the accounts are registered in the same name, the proxy card will also serve as a voting instruction for the Trustees of those Plans. Shares in these Plans are not voted unless voting instructions are received. If this card is returned signed but without directions marked for item 1, you are instructing the Trustee(s) and granting the Proxies discretion to vote FOR item 1. Participants in the Plan(s) may also provide those voting instructions by telephone. These instructions may be revoked by written notice to The Chase Manhattan Bank, N.A., Trustee for the Company's Employee Stock Ownership Plans and the Employees' Thrift Plan, or Vanguard Fiduciary Trust Company, Trustee for the Company's Tax-Deferred Savings Plans, on or before September 17, 2001. Addresses are as follows:

The Chase Manhattan Bank, N.A.            Vanguard Fiduciary Trust Company
c/o Computershare Investor Services, LLC  c/o Computershare Investor Services, LLC
Attn:  Proxy Unit                         Attn:  Proxy Unit
2 North LaSalle - 2nd Floor               2 North LaSalle - 2nd Floor
Chicago, IL  60602                        Chicago, IL  60602

ITEM 1. APPROVAL OF CERTAIN AMENDMENTS TO THE 1997 AWARD AND OPTION PLAN AND THE 1993 AWARD AND OPTION PLAN

      The Board of Directors called this special meeting primarily to seek the stockholders' approval of the conversion of certain outstanding securities of the Company into a different kind of security, in order to change the accounting treatment of these securities in the Company's favor. Specifically, approval of this proposal would authorize the Compensation Committee to convert outstanding stock appreciation rights (derivative securities called "SARs") into non-qualified stock options (a different form of derivative security) having the same terms as the SARs originally issued.

      The accounting treatment required for SARs can distort the Company's reported earnings and earnings per share, because all outstanding SARs are "marked to market" at the end of each quarter. This means that, for each outstanding SAR, the Company's pre-tax reported earnings are increased by a dollar for each dollar decrease in the market price of the Company's common stock since the end of the previous quarter (unless and until the market price falls to the market price on the date the SAR was issued) for each outstanding SAR. Conversely, for each outstanding SAR, the Company's pre-tax reported earnings are reduced by a dollar for each dollar increase in the market price of the Company's common stock since the end of the previous quarter. There were 1,578,586 outstanding SARs under the 1993 and 1997 Plans as of July 12, 2001, so a stock market swing of $3/share from one quarter-end to the next would reduce or inflate the Company's pre-tax earnings by over $4.7 million, all because of a non-cash "event."

      In the last year the Company's stock has become much more volatile than in the past. The runup in stock price in December 2000 reduced the Company's after-tax earnings by $0.19 per share. The market price decline in the following quarter increased after-tax earnings by $0.25 per share. Because of the resulting volatility in the Company's stated earnings, financial and other stock analysts have complained about the difficulty this adds to predicting the Company's earnings.

      Converting SARs to non-qualified stock options would virtually eliminate the effect the quarterly "mark to market" accounting entries would otherwise have on future earnings. Instead, the converted securities would be accounted for with the Company's other outstanding stock options, and be reflected in the difference between earnings and "diluted" earnings. The proposed amendments would also eliminate SARs from the types of awards that can be granted in the future under the Company's current stock plans. There will remain outstanding 73,068 SARs issued under the 1984 Stock Plan, which will all terminate or be exercised by June 16, 2003.

      Approval of this proposal would also increase the number of shares available for grant under the Company's 1993 Award and Option Plan (the "1993 Plan") and the Company's 1997 Award and Option Plan (the "1997 Plan"). The authorized additional shares would total 6,000,000 shares, after giving effect to the two-for-one stock split which will occur on September 7, 2001. Up to 3,157,172 shares (equivalent to 1,578,586 pre-split shares) would be issuable as a result of converting SARs, leaving a net increase of 2,842,828 additional shares (equivalent to 1,421,414 pre-split additional shares) available for awards under the stock plans described below.

      The Company's stock plans, and the proposed amendments to them, are discussed in more detail in the appropriate section(s) below. The 1997 and 1993 Plans, as proposed to be amended, are attached to this Proxy Statement as Exhibits A and B respectively. Information on the Company's executive compensation generally is provided below under the heading "Executive Compensation."


BACKGROUND OF THE 1993 AND 1997 AWARD AND OPTION PLANS

      On December 13, 1996, the Board of Directors adopted the 1997 Plan, subject to approval by the common stockholders at the 1997 Annual Meeting. On December 9, 1999, the Board of Directors adopted amendments to the 1997 Plan, subject to approval by the common stockholders at the 2000 Annual Meeting. On June 14, 2001, the Board of Directors adopted amendments to the 1997 Plan, subject to approval by the common stockholders at this meeting. The affirmative vote of a majority of the votes cast with respect to this proposal by the holders of shares of Common Stock entitled to vote is required for the adoption of the proposal. A copy of the 1997 Plan, as proposed to be amended, is attached to and incorporated in this Proxy Statement as Exhibit A.

      On December 10, 1992, the Board of Directors adopted the 1993 Plan, subject to approval by the common stockholders at the 1993 Annual Meeting. On June 14, 2001, the Board of Directors adopted amendments to the 1993 Plan, subject to approval by the common stockholders at this meeting. The affirmative vote of a majority of the votes cast with respect to this proposal by the holders of shares of Common Stock entitled to vote is required for the adoption of the proposal. A copy of the 1993 Plan, as proposed to be amended, is attached to and incorporated in this Proxy Statement as Exhibit B.

ADMINISTRATION

      The 1993 and 1997 Plans provide for administration by the Compensation Committee of the Board or another committee designated by the Board ("Committee"). The Committee is composed entirely of "Disinterested Board Members" who are not present or former employees or officers of the Company. No member of the Committee is eligible to be selected to participate in the 1993 or 1997 Plans. Among the powers granted to the Committee are the authority to interpret the 1993 and 1997 Plans, establish rules and regulations for its administration, select core employees of the Company and its subsidiaries to receive awards, determine the form and amount and other terms and conditions of an award, grant waivers of 1993 and 1997 Plan terms and conditions, accelerate the vesting, exercise or payment of an award and take all action it deems advisable for the proper administration of the 1993 and 1997 Plans. The 1993 and 1997 Plans authorize the Committee to delegate its authority and duties under those Plans, in certain circumstances, to the Chief Executive Officer and other senior officers of the Company.

ELIGIBILITY FOR PARTICIPATION

      All Core Employees and Key Employees (management employees selected by the Committee) of the Company or any of its 80%-or-more owned subsidiaries are eligible to be selected to participate in the 1993 and 1997 Plans. The selection of Participants from among core management employees is within the discretion of the Committee. Under the 1997 Plan, "Key Management Employees" (select highly compensated employees) are the only people eligible to receive the awards authorized by the 1997 Plan other than stock options.

AMENDMENT OF PLAN

      The Board may suspend or terminate the 1993 or 1997 Plan at any time, and may also amend the 1993 or 1997 Plan at any time, but any such amendment may be subject to stockholder approval (i) at the discretion of the Board; and (ii) to the extent stockholder approval may be required by law, including, but not limited to, the requirements of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

SHARES AVAILABLE FOR GRANT

      The 1993 Plan authorizes the Committee to grant awards during the period from February 18, 1993 through February 17, 2003. Subject to equitable adjustment, 1,600,000 shares of Common Stock of the Company were originally available for grant under the 1993 Plan. See Adjustment of Shares Available beginning on p. 8 regarding adjustments due to stock splits, mergers, spin-offs and similar events. As a result of the two-for-one stock split which will occur on September 7, 2001, the 1,600,000 shares originally available will become 3,200,000 shares.

      The 1997 Plan authorizes the Committee to grant awards during the period from December 13, 1996 through December 12, 2006. Subject to equitable adjustment, 3,800,000 pre-split shares of Common Stock of the Company were originally available for grant under the 1997 Plan as amended in February 2000. As a result of the two-for-one stock split which will occur on September 7, 2001, the 3,800,000 shares originally available will become 7,600,000 shares.

      Of the total of 5,400,000 shares that were originally available under the 1993 and 1997 Plans, approximately 5.1 million options and restricted stock have been issued. This leaves [296,273] shares actually available under those plans as of [August 1, 2001]. As a result of the two-for-one stock split which will occur on September 7, 2001, the [296,273] shares actually available will become [592,546] shares.

      These proposed amendments represent an increase in the number of available shares by 6,000,000 post-split shares, the equivalent of 3,000,000 pre-split shares. 1,090,900 post-split shares would be added to the 1993 Plan, and 4,909,100 post-split shares would be added to the 1997 Plan. A share issued upon the exercise of an option (including an option resulting from conversion of a SAR) would reduce the number of shares available.

      Shares of Common Stock related to awards which terminate by expiration, forfeiture, cancellation or otherwise without the issuance of shares, or are settled in cash in lieu of Common Stock, will again be available for grant under the 1993 or 1997 Plan. Similarly, shares of Common Stock used by a Participant with the Committee's consent to pay in full or in part the purchase price of shares of Common Stock upon exercise of a stock option will again be available for grant under the 1993 or 1997 Plan.

      No one Participant in the 1993 Plan may receive awards covering more than 650,000 shares (equivalent to 325,000 pre-split shares) of Common Stock of the Company in any fiscal year, subject to equitable adjustment. No one Participant in the 1997 Plan may receive awards covering more than 600,000 shares (equivalent to 300,000 pre-split shares) of Common Stock of the Company in any fiscal year, subject to equitable adjustment. The conversion of a SAR into an option will not count as an award granted in the fiscal year in which the conversion takes place.

TYPES OF AWARDS

      The 1993 and 1997 Plans provide for the grant of any or all of the following types of awards: (1) stock options, including incentive stock options;
(2) stock appreciation rights ("SARs"), which may be granted singly, in combination with stock options or in the alternative; (3) Common Stock of the Company, including restricted Common Stock; (4) performance units; (5) performance shares; (6) Common Stock units; and (7) any other award established by the Committee which is consistent with the Plan's purposes. Such awards may be granted singly, in combination or in the alternative, as determined by the Committee.

      Of the 1,900,000 pre-split shares authorized at the 2000 Annual Meeting to be added to the 1997 Plan, 1,200,000 shares may be used only for stock options. Of the 4,909,100 post-split shares proposed to be added to the 1997 Plan at this Special Meeting, 4,000,000 shares may be used only for stock options. The 1,090,900 post-split shares proposed to be added to the 1993 Plan at this Special Meeting may be used only for the award of stock options.

STOCK OPTIONS

      Under the 1993 and 1997 Plans, the Committee may grant awards to Key Employees or Core Employees in the form of stock options to purchase shares of the Company's Common Stock. Unless the award notice provides otherwise, each option shall be exercisable in whole or in part. The Committee will, with regard to each stock option, determine the number of shares subject to the option, the manner and time of the option's exercise, and the exercise price per share of Common Stock subject to the option. In no event, however, may the exercise price of a stock option be less than the fair market value of the Company's Common Stock on the date of the stock option's grant, other than options issued upon the conversion of SARs (see Stock Appreciation Rights, at p. 6 below). Unless the award notice provides otherwise, each incentive stock option shall first become exercisable on the first anniversary of its date of grant. Unless the award notice provides for a shorter period, each incentive stock option shall expire on the tenth anniversary of its date of grant. Incentive stock options and nonqualified stock options granted in combination may be exercised separately. Any stock option grant in the form of an incentive stock option will satisfy the applicable requirements of Section 422 of the Internal Revenue Code of 1986, as amended, (the "Code"). See Federal Income Tax Treatment beginning at page 9 for a discussion of the differing federal tax treatment afforded to incentive and non-qualified stock options.

      Unless the award notice provides otherwise, any incentive stock option which has not theretofore expired shall terminate upon termination of the Participant's employment with the Company whether by death or otherwise, and no shares of Common Stock may thereafter be purchased pursuant to such incentive stock option, except that upon termination of employment (other than by death), a Participant may, within three months after the date of termination of employment, purchase all or part of any shares of Common Stock which the Participant was entitled to purchase under such incentive stock option on the date of termination of employment. Also, upon the death of any Participant while employed with the Company or within the three-month period after the date of termination of a Participant's employment, the Participant's estate or the person to whom the Participant's rights under the incentive stock option are transferred by will or the laws of descent and distribution may, within one year after the date of the Participant's death, purchase all or part of any shares of Common Stock which the Participant was entitled to purchase under such incentive stock option on the date of death.

      Notwithstanding the above, the Committee may at any time within the three-month period after the date of termination of a Participant's employment, with the consent of the Participant, the Participant's estate or the person to whom the Participant's rights under the incentive stock options are transferred by will or the laws of descent and distribution, extend the period for exercise of the Participant's incentive stock options to any date not later than the date on which such incentive stock options would have otherwise expired absent such termination of employment. In no event shall an incentive stock option be exercisable after the expiration of the exercise period therein provided, nor later than ten years after the date of grant.

      Unless the award notice provides otherwise, each non-qualified stock option shall expire on the day after the tenth anniversary of the grant. In no event shall a non-qualified stock option be exercisable later than the exercise period set forth in the award notice.

      Unless the award notice provides otherwise, any non-qualified stock option which has not previously expired shall terminate upon termination of the Participant's employment with the Company by either (i) voluntary resignation before his or her 60th birthday, or (ii) discharge for cause. A Participant who resigns on or after his or her 60th birthday (a "Retiree") may exercise all or part of the Retiree's non-qualified stock options as described in this paragraph. A Retiree may exercise any non-qualified stock option which the Retiree was entitled to exercise on the date the Retiree's employment terminates, and may also exercise any non-qualified stock option which the Retiree subsequently becomes eligible to exercise. A Retiree may exercise non-qualified stock options no later than the fifth anniversary of the Retiree's resignation, or such later date as the Committee, in its sole discretion, deems appropriate (the "Post-Termination Exercise Period"). A Participant whose employment is terminated not for cause is treated the same as a Retiree for the purposes described in this paragraph. Notwithstanding the foregoing, if the Committee determines that a Participant is employed by an employer or engaged in a business that competes with the business of the Company, the Participant shall thereafter lose his or her rights to exercise any non-qualified stock options.

      Upon the death of a Participant while employed with the Company or within the Post-Termination Exercise Period, the Participant's estate or the person to whom the Participant's rights under the non-qualified stock option are transferred by will or the laws of descent and distribution may, within five years after the date of the Participant's death while employed, or within the Post-Termination Exercise Period, exercise all or part of the non-qualified stock option which the Participant was entitled to exercise on the date of death.

      Unless the award notice provides otherwise, each non-qualified option shall first become exercisable on the first anniversary of its date of grant, or if earlier (i) on the date of the Participant's death occurring after the date of grant; (ii) six months after the date of grant, if the Participant is a Retiree who retired after the date of grant, and before such six months; or
(iii) on the date of a Retiree's retirement and at least six months after the date of grant.

      Upon exercise, the exercise price may, at the discretion of the Committee, be paid by a Participant in cash, shares of Common Stock, shares of restricted stock, a combination thereof, or such other consideration as the Committee may deem appropriate. An award may provide that a Participant who pays the option exercise price with previously-owned shares of the Company's Common Stock shall automatically be awarded a new stock option to purchase additional shares of Common Stock equal to the number of shares used to pay the exercise price. The 1993 and 1997 Plans also allow for the so-called "cashless exercise" of options by payment of the exercise price using a portion of the shares otherwise receivable upon exercise of the option.

      No stock option issued under the 1993 or 1997 Plan can be repriced by reducing the exercise price after the options are granted.

STOCK APPRECIATION RIGHTS

      A SAR is a right to receive a payment equal to the appreciation in fair market value of a stated number of shares of Common Stock from the SAR's exercise price to the fair market value on the date of its exercise. SARs may not be repriced by decreasing the SAR's exercise price after the award date. The 1993 and 1997 Plans authorize the Committee to grant SARs to Key Management Employees or Key Employees either singly ("Independent SARs"), in combination with all or a portion of a related stock option ("Combination SARs") or in the alternative ("Alternative SARs"). The Company has never issued any Independent SARs or Alternative SARs. All the outstanding SARs are Combination SARs.

      The proposed amendments would make all SARs convertible, in the Committee's discretion and with the holder's consent, into non-qualified stock options. Such an option will have the same exercise price and expiration date as the converted SAR. The Committee intends to convert substantially all outstanding SARs into options before the end of fiscal 2001, and has secured the consent of the holders of substantially all the SARs. In addition, the proposed amendments would eliminate the authority of the Committee to issue any SARs in the future under the 1993 or 1997 Plan.

      A Combination or Alternative SAR could have been granted either at the time of the grant of the related stock option or at any time thereafter during the term of the stock option. Combination SARs may be exercised either together with the related stock option or separately. The exercise price of a Combination SAR shall be the exercise price of the related stock option, and a Combination SAR shall be exercisable only to the extent that the related stock option is exercisable. If a Participant exercises a Combination SAR or a related stock option, but not both, the other shall remain outstanding and exercisable. Unless an award notice provides otherwise, SARs granted in conjunction with stock options shall be Combination SARs.

      An Alternative SAR would be exercisable to the extent its related stock option is exercisable, and the exercise price of an Alternative SAR would be the same as the exercise price of its related stock option. Upon the exercise of a stock option as to some or all of the shares covered by the award, the related Alternative SAR would be canceled automatically to the extent of the number of shares covered by the stock option exercise. Upon exercise of an Alternative SAR, the related stock option would be automatically canceled to the extent of such exercise.

      The Committee would, with regard to an Independent SAR, determine the number of shares subject to the SAR, the manner and time of the SAR's exercise, and the exercise price of the SAR. However, the exercise price of an Independent SAR will in no event be less than the fair market value of the Common Stock on the date of the grant of the Independent SAR.

STOCK AWARDS

      The 1993 and 1997 Plans authorize the Committee to grant awards to Key Management Employees or Key Employees in the form of shares of Common Stock, restricted shares of Common Stock, and Common Stock units. Such awards will be subject to such terms and conditions as the Committee deems appropriate, including restrictions on transferability and continued employment. During any restricted period, the Committee may grant to the Participant all or any rights of a stockholder with respect to such shares, including the rights to vote and to receive dividends. No more than 50,000 restricted shares can be issued from the 1997

Plan in a fiscal year. No more than 50,000 restricted shares can be issued from the 1993 Plan in a fiscal year. The 1993 and 1997 Plans give the Committee the discretion to accelerate the delivery of shares of such awards.

PERFORMANCE SHARES

      The 1993 and 1997 Plans allow for the grant of "performance shares" to Key Management Employees or Key Employees. For purposes of the 1993 and 1997 Plans, "performance shares" means either shares of Common Stock of the Company or units which are expressed in terms of Common Stock of the Company. Such awards will be contingent upon the attainment over a period to be determined by the Committee ("Performance Period") of certain performance or service objectives. Such objectives may be revised by the Committee during the Performance Period to take into account unforeseen events or changed circumstances. The performance or service objectives to be achieved during a Performance Period and the measure of whether and to what degree such objectives have been attained will also be determined by the Committee.

PERFORMANCE UNITS

      Awards may also be granted to Key Management Employees or Key Employees in the form of performance units, which are units valued by reference to criteria chosen by the Committee, other than by reference to the Company's Common Stock. Performance units are similar to performance shares in that they are contingently awarded based on the attainment over a Performance Period of certain performance. Such objectives may be revised by the Committee during the Performance Period to take into account unforeseen events or changed circumstances. The length of the Performance Period, the performance objectives to be achieved during the Performance Period, and the measure of whether and to what degree such objectives have been achieved will be determined by the Committee. At Risk Awards are a type of performance unit.

OTHER TERMS OF AWARDS

      Awards may be paid in cash, Common Stock, a combination of cash and Common Stock, or any other form of property, and in a lump sum or in installments, as the Committee shall determine. If an award is granted in the form of a stock award, stock option, or performance share, or in the form of any other stock-based grant, the Committee may include as part of such award an entitlement to receive dividends or dividend equivalents. Dividends or dividend equivalents which are not currently paid may, in the Committee's discretion, accrue interest, be reinvested in additional shares of Common Stock, or be credited as additional performance shares and paid to the Participant if and when, and to the extent that, payment is made pursuant to such award. At the discretion of the Committee, receipt of payment of a stock-based award, performance unit, dividend or dividend equivalent may be deferred by a Participant by the delivery of an irrevocable election prior to the time payment would otherwise be made.

      The 1993 and 1997 Plans provide for the forfeiture of awards in the event of termination of employment for a reason other than death, disability, retirement, or any approved reason, unless the award provides otherwise. The 1993 and 1997 Plans authorize the Committee to promulgate administrative guidelines for the purpose of determining what treatment will be afforded to a Participant under the 1993 and 1997 Plans in the event of his or her death, disability, retirement, or termination of employment for an approved reason. Forfeiture is also required if, in the opinion of the Committee, the Participant competes with the Company without its written consent, or if he or she acts in a manner inimical to the Company's best interests.

      Upon grant of any award, the Committee may, by way of an award notice or otherwise, establish such other items and conditions governing the grant of such award as are not inconsistent with the 1993 or 1997 Plan. The Committee may unilaterally amend any award if such amendment is not adverse to the Participant. The Company may deduct from any payment under the 1993 or 1997 Plan the amount of any applicable income and employment taxes, or may require the Participant to pay such taxes as a condition to making such payment. A Participant may pay the amount of such taxes required to be withheld from an award, in whole or in part, by requesting that the Company withhold from any payment of Common Stock due as a result of such award, or by delivering to the Company, shares of Common Stock with a fair market value less than or equal to the amount of the applicable withholding taxes.

NONASSIGNABILITY

      All awards under the 1993 and 1997 Plans may not be transferred (except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order), and during a Participant's lifetime may be exercised only by the Participant except that, unless the Committee specifies otherwise, all awards of nonqualified stock options or SARs will be transferable, subject to all the terms and conditions to which such nonqualified stock options or SARs are otherwise subject, to (i) members of a Participant's immediate family as defined in Rule 16a-1 of the Exchange Act or any successor rule or regulation,
(ii) trusts for the exclusive benefit of the Participant or such immediate family members or (iii) entities which are wholly-owned by the Participant or such immediate family members, provided that (a) there is no consideration for such transfer and (b) subsequent transfers of transferred options are prohibited (except by will or the laws of descent and distribution). Following transfer, any such options continue to be subject to the same terms and conditions as were applicable immediately prior to transfer and, except for events related to the termination of employment of the Participant, the term "Participant" will refer to the transferee.

CHANGE IN CONTROL/CHANGE IN OWNERSHIP

      In the event of a Change in Control (as defined in the 1993 and 1997 Plans), a Participant whose employment is terminated within two years of the date of such event for a reason other than death, disability, Cause (as defined in the 1993 and 1997 Plans), voluntary resignation or other Good Reason (as defined in the 1993 and 1997 Plans) or retirement, would be entitled to the following treatment under the 1993 and 1997 Plans: (i) all of the terms and conditions in effect on any of the Participant's outstanding awards would immediately lapse; (ii) all of the Participant's outstanding awards would automatically become one hundred percent vested; (iii) all of the Participant's outstanding stock options, SARs, performance units, performance shares, and other stock-based awards would be immediately cashed out on the basis of the Change in Control Price (as defined in the Plan); and (iv) all of the Participant's outstanding performance units would be cashed out on the same basis and under the assumption that all performance criteria applicable to Performance Periods completed or partially completed had been satisfied. Such payments would be made as soon as possible, but no later than the 90th day following such event.

      The 1993 and 1997 Plans also provide that upon a Change In Ownership (as defined in the 1993 and 1997 Plans), all Participants, regardless of whether their employment is terminated, would automatically receive the same treatment afforded to a terminated Participant under the Plan in the event of a Change in Control. The 1993 and 1997 Plans define a Change in Ownership as a change which results in the Company's Common Stock ceasing to be actively traded on the New York Stock Exchange, another national stock exchange or the National Association of Securities Dealers Automated Quotation System.

ADJUSTMENT OF SHARES AVAILABLE

      In the event of changes in the Common Stock by reason of a Common Stock dividend, stock split, reverse stock split or other combination, appropriate adjustment will be made by the Committee in the aggregate number of shares of Common Stock available under the 1993 and 1997 Plans, the number of shares of Common Stock with respect to which awards may be granted to any Participant in any fiscal year, and the number of shares of Common Stock, SARs, performance shares, Common Stock units and other stock-based interests subject to outstanding awards, without, in the case of stock options, causing a change in the aggregate purchase price to be paid for such shares of Common Stock. The Committee made an equitable adjustment regarding the two-for-one split which will occur on September 7, 2001, such that the number of options, SARs and restricted shares were doubled, and the exercise price halved.

      The 1993 and 1997 Plans also provide that in the event of a merger, consolidation, reorganization of the Company with another corporation, a reclassification of the Common Stock, a spin-off of a significant asset, or other changes in the capitalization of the Company, appropriate provisions will be made for the protection and continuation of outstanding awards by either (i) the substitution of appropriate stock or other securities, or (ii) by appropriate adjustments, each as set forth under the Plan and as deemed appropriate by the Committee.

FEDERAL INCOME TAX TREATMENT

      The following is a brief summary of the federal income tax aspects of the 1993 and 1997 Plans, based on existing law and regulations which are subject to change. The application of state and local income taxes and other federal taxes is not discussed.

      A Participant who is granted an incentive stock option is not required to recognize taxable income at the time of the grant or at the time of exercise. Under certain circumstances, however, a Participant may be subject to the alternative minimum tax with respect to the exercise of his incentive stock options. The Company is not entitled to a deduction at the time of grant or at the time of exercise of an incentive stock option. If a Participant does not dispose of the shares acquired pursuant to the exercise of an incentive stock option before the later of two years from the date of grant of the option and one year from the transfer of the shares to him, any gain or loss realized on a subsequent disposition of the shares will be treated as long-term capital gain or loss. Under such circumstances, the Company will not be entitled to any deduction for federal income tax purposes.

      If a Participant disposes of the shares received upon the exercise of any incentive stock option either (1) within one year of the transfer of the shares to him or her or (2) within two years after the incentive stock option was granted, the Participant will generally recognize ordinary compensation income equal to the lesser of (a) the excess of the fair market value of the shares on the date the incentive stock option was exercised over the purchase price paid for the shares upon exercise, and (b) the amount of gain realized on the sale. If a Participant is required to recognize ordinary compensation income as a result of the disposition of shares acquired on the exercise of any incentive stock option, the Company will be entitled to a deduction for an equivalent amount.

      A Participant who is granted a non-qualified stock option does not have taxable income at the time of grant, but does have taxable income at the time of exercise equal to the difference between the exercise price of the shares and the market value of the shares on the date of exercise. The Company is entitled to a corresponding deduction for the same amount.

      The grant of an SAR will produce no federal tax consequences for the Participant or the Company. The exercise of an SAR results in taxable income to the Participant, equal to the difference between the exercise price of the SAR and the fair market value of a share on the date of exercise, and a corresponding deduction to the Company. The conversion of outstanding SARs into non-qualified stock options as proposed in these amendments will produce no federal tax consequences for the Participant or the Company. Upon exercising the stock option resulting from the conversion, the Participant and the Company would be taxed as described in the paragraph immediately above.

      A Participant who has been granted either performance units or performance shares expressed in the form of units of Common Stock generally will not be required to recognize taxable income at the time of the grant, and the Company will not be entitled to a deduction at such time. A Participant will be required to recognize ordinary income either at the time the award vests or is paid, depending upon the terms and conditions of the award, and the Company will have a corresponding deduction.

      A Participant who has been granted shares of restricted stock will not be required to recognize taxable income at the time of the grant, and the Company will not be entitled to a deduction at the time of the grant, assuming that the restrictions constitute a substantial risk of forfeiture for federal income tax purposes. When such restrictions lapse, the Participant will recognize taxable income in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for such shares. The Company will be entitled to a corresponding deduction subject to the limitations imposed under
Section 162(m) of the Code.

      The award of an outright grant of Common Stock to a Participant will produce immediate tax consequences for both the Participant and the Company. The Participant will be treated as having received taxable compensation in an amount equal to the then fair market value of the Common Stock distributed to him. The Company will receive a corresponding deduction for the same amount subject to the limitations imposed under Section 162(m) of the Code.

MARKET PRICE OF THE COMMON STOCK

      The closing price of the Company's Common Stock reported on the New York Stock Exchange for [August ___, 2001] was [$______ per share]. As of such date the aggregate market value of the shares of Common Stock underlying the additional awards which would become available for issuance under the 1993 and 1997 Plans was [$____________]. The Company will cancel 3,157,172 post-split SARs (equivalent to 1,578,586 pre-split SARs) which, if exercised on that date, would have been worth $_____________.

EXECUTIVE COMPENSATION

      The information under this heading "Executive Compensation" is the same as was published under that caption in the Company's Proxy Statement for the Annual Meeting of Stockholders on February 15, 2001. The Company is required to provide this information with respect to the last completed fiscal year, which was fiscal 2000 for both the 2001 Annual Meeting and this Special Meeting.


REPORT OF THE COMPENSATION COMMITTEE

  General

       The Compensation Committee (the "Committee") sets the base salaries and bonuses (if any) of the Company's executive officers, makes awards and sets goals for certain executive officers under the Annual At Risk Compensation Incentive Program (the "At Risk Program"), and makes awards to executive officers and others under various compensation plans as described below. The Committee consists exclusively of non-employee independent directors, appointed by resolution of the entire Board of Directors. No member of the Committee is permitted to receive any award under any plan administered by the Committee.

       The Committee's objective is to set executive compensation at levels which (i) are fair and reasonable to the stockholders, (ii) link executive compensation to long-term and short-term interests of the stockholders, and
(iii) are sufficient to attract, motivate, and retain outstanding individuals for executive positions. The executive officers' compensation is linked to the interests of the stockholders by making a significant part of each executive officer's potential compensation depend on the price of the Company's Common Stock on the open market, the Company's earnings per share, and the officer's own performance. The retention of officers is encouraged by making a substantial portion of the compensation package in the form of awards which either increase in value, or only have value, if the executive officer remains with the Company for specified periods of time.

       Specific components of executive officers' compensation earned or paid in fiscal 2000 are discussed below. The Company's five most highly compensated executive officers are identified on the Summary Compensation Table on page 14, and are sometimes referred to as the "named executive officers."

  Base Salary

       The Committee annually reviews base salaries for the Company's officers and adjusts them on a calendar year basis and as promotions occur. The Committee generally uses a range of the 50th percentile to the 75th percentile of its survey data as the starting point. The Committee also takes into account an individual's specific responsibilities, experience and effectiveness.

       As part of the Committee's effort to emphasize the at risk and incentive portions of executive officer compensation, the base salary of Mr. Kennedy has remained the same since calendar 1996. The fiscal 2000 base salaries of the named executive officers are shown on the Summary Compensation Table on page 14 in the "Base Salary" column.

  Annual At Risk Incentive and Bonus

       Under the At Risk Program, the Committee makes At Risk Awards which grant for certain named executive officers the opportunity to earn cash payments depending on the achievement of goals set within the first quarter of each fiscal year. Performance goals are both financial (for example, Company earnings per share or subsidiary earnings) and non-financial (for example, customer service).

       The Summary Compensation Table on page 14 includes in the "LTIP (Long-Term Incentive Plan) Payouts" column the amounts earned by Messrs. Kennedy and Ackerman in fiscal 2000 under the At Risk Program. These payments are considered by the SEC to be "long-term" incentives because payments are based on the rolling average of performance during the two fiscal years most recently completed. The range of potential At Risk Program awards for fiscal 2000 for Messrs. Kennedy and Ackerman is set out in the Long-Term Incentive Plan Table on page 17.

       At Risk Program goals for Mr. Kennedy, as Chief Executive Officer, were a specified level of Company earnings per share (weighted as 75% of the formula) and customer service/other goals (weighted as 25% of the formula). Company earnings per share (exclusive of non-cash asset write downs, non-cash cumulative effect of changes in accounting methods, and certain other special items) must reach a pre-determined target to trigger the maximum annual incentive award to Mr. Kennedy.

       In furtherance of the Committee's goal of emphasizing incentive-based compensation for the Company's executive officers, most of the executive officers, including Messrs. Beck, Seeley and Smith were paid amounts as bonuses in December 2000 (for performance in fiscal 2000). These awards were based on the performance of their respective subsidiaries and/or their effectiveness in performing their respective responsibilities. Messrs. Kennedy and Ackerman made recommendations for fiscal 2000 bonuses for the Company's executive officers and other officers which were accepted by the Committee. The Summary Compensation Table on page 12 includes in the "Bonus" column the amount earned by the named executive officers in fiscal 2000 as bonuses. These awards are considered by the SEC to be bonuses because they are based on performance during a single fiscal year. As shown on that table, the Committee awarded to Mr. Kennedy performance-based bonuses totaling $802,890 because the combination of his base salary (frozen at the 1996 level) and maximum At Risk Award (limited to 100% of his base salary) would have left him undercompensated in the Committee's opinion.

  Stock Options, SARs and Restricted Stock

       Stock options, stock appreciation rights (SARs) and restricted stock represent the longer-term incentive and retention component of the executive compensation package. In fiscal 2000, the Committee awarded stock options to 94 employees, including the named executive officers. These awards are intended to focus attention on managing the Company from a long-term investor's perspective and encourage officers and other managers to have a significant, personal investment in the Company through stock ownership. Employees are encouraged to retain their stock for long-term investment, rather than sell option shares after receiving them. Awards are made under plans such as the 1997 Award and Option Plan which allow the Committee broad flexibility to use a wide range of stock-based performance awards.

       The Committee annually awards SARs and stock options to buy Company Common Stock, both of which have value only to the extent the market price of the Company's Common Stock increases after the date of an award. The Committee also from time to time awards restricted stock, which increases or decreases in value to the same extent as the Company's Common Stock. Dividends are paid on restricted stock and on the shares held for employees (including executive officers) in various employee benefit plans, so executive officers benefit directly from dividends paid on the Company's Common Stock.

       During fiscal 2000, the Committee awarded to each named executive officer options to buy stock in the future at the market price on the award date. The Committee also awarded to Mr. Kennedy and

Mr. Ackerman an equal number of SARs with the same exercise price. None of the options or SARs awarded can normally be exercised for at least one year after the award date, and all of them expire no later than 10 years after the award date. Awards to the named executive officers are shown on the Option/SAR Grants in Fiscal 2000 table on page 16.

       As a general rule, the Committee uses the prior year's grant as the starting point for determining each subsequent year's grant. The Committee changes the size of grants as (1) participants are promoted to new positions,
(2) surveys indicate that stock options should be adjusted, or (3) depending on the Committee's perception of individual and Company performance.

  Benefits Based on Retirement, Death, or Change in Control

       Benefits based on retirement, death, or change in control are payable under various arrangements which are applicable to the named executive officers (as well as other core employees). The Committee is not generally authorized to amend such arrangements, but makes recommendations to the Board of Directors to amend such plans.

       Neither the Company nor the Committee made any other material changes in any of the plans described in this section, nor any material changes in any of the "miscellaneous minor perquisites and personal benefits" discussed in footnote (1) of the Summary Compensation Table on page 14.

  Compensation of Chief Executive Officer

       The bases for Mr. Kennedy's fiscal 2000 base salary and At Risk Program award, and performance-based bonus, including the Committee's goals and methodology, are discussed earlier in this report under the heading Base Salary and Annual At Risk Incentive and Bonus. The bases for Mr. Kennedy's other fiscal 2000 longer-term incentive awards are discussed earlier in this report under the heading Stock Options, SARs and Restricted Stock.

       Based on a survey completed by an independent compensation consulting firm in the first quarter of fiscal 2001, total direct compensation earned by the four principal executive officers of the Company--Messrs. Kennedy, Ackerman, Smith and Seeley, who became President of National Fuel Gas Supply Corporation on April 1, 2000--equated to the 74th percentile of the compensation packages earned by officers in a 12 company peer group selected for the survey. In light of the Company's performance in fiscal 2000, the Committee believes this level of executive compensation is appropriate.

  Policy With Respect to Qualifying Compensation Paid to Executive Officers For Deductibility Under Section 162(m) of the Internal Revenue Code

       The Committee intends that, whenever reasonably possible, compensation paid to its managers, including its executive officers, should be deductible for federal income tax purposes. Compensation paid under the At Risk Program qualifies as performance-based compensation under Section 162(m) of the Internal Revenue Code. The Committee may vote to award compensation, especially to a chief executive officer, that is not fully deductible, if the Committee determines that such award is consistent with its philosophy and is in the best interests of the Company and its stockholders.


                                    COMPENSATION COMMITTEE



                                    GEORGE L. MAZANEC, CHAIRMAN
                                    ROBERT T. BRADY
                                    EUGENE T. MANN

EXECUTIVE COMPENSATION SUMMARY TABLE

       The following table sets forth information with respect to compensation paid by the Company and its subsidiaries for services rendered during the last three fiscal years to the Chief Executive Officer and each of the four other most highly compensated executive officers for the fiscal year ended September 30, 2000 (the "named executive officers").

                           SUMMARY COMPENSATION TABLE


                                                 ANNUAL COMPENSATION                 LONG TERM COMPENSATION
                                            ---------------------------------  -----------------------------------
                                                                                         AWARDS            PAYOUTS
                                                                               -------------------------   -------
                                                                                              SECURITIES
                                                                 OTHER ANNUAL   RESTRICTED    UNDERLYING               ALL OTHER
                                 FISCAL       BASE                COMPENSA-       STOCK        OPTIONS/       LTIP      COMPENSA-
NAME AND PRINCIPAL POSITION       YEAR      SALARY($)  BONUS($)   TION($)(1)   AWARDS($)(2)     SARS(#)    PAYOUTS($)   TION($)(3)
---------------------------       ----      ---------  --------   ----------   ------------     -------    ----------  ----------
Bernard J. Kennedy.............    2000      848,150    802,890         0                0      300,000      848,150     308,621
Chairman of the Board              1999      848,150          0         0          241,017      240,000      424,000     226,326
of Directors, Chief                1998      848,150          0         0          210,966      300,000      424,000     248,284
Executive Officer

Philip C. Ackerman.............    2000      570,000          0         0                0      220,000      530,100     156,463
President of the                   1999      495,000          0         0           32,495      160,000      247,500     118,677
Company and President              1998      470,000          0         0                0      200,000      225,000     105,849
of Certain Subsidiaries

David F. Smith.................    2000      300,000    100,000         0                0       45,000            0      66,041
President of National              1999      250,750     75,000         0                0       25,000            0      61,196
Fuel Gas Distribution              1998      227,750     65,000         0                0       25,000            0      56,177
Corporation

Dennis J. Seeley...............    2000      281,500    100,000         0                0       40,000            0      55,463
President of National              1999      238,500     80,000         0                0       25,000            0      51,666
Fuel Gas Supply                    1998      228,750     65,000         0                0       25,000            0      49,101
Corporation

James A. Beck..................    2000      277,500    100,000         0          111,190       25,000            0       4,120
President of Seneca                1999      245,250          0         0           97,875       25,000            0       5,028
Resources Corporation              1998      209,708     25,000         0           92,125       25,000            0       2,832

(1) Excludes perquisites or personal benefits because, for each named executive officer, the cost to the Company of all such items was less than $50,000 and less than 10% of that executive's base salary and bonus, if any, for each fiscal year listed.

(2) The dollar values shown in the Restricted Stock Awards column are based on the fair market value of the Company's Common Stock on the date of the restricted stock award. Restricted shares may not be transferred or pledged, but such Company-imposed restrictions lapse with the passage of time and continued employment with the Company.

       As of September 30, 2000, the aggregate number of unvested shares of restricted stock held by each named executive officer and the aggregate fair market value of such shares using a closing market price as of September 30, 2000 of $56.063 are as follows: for Mr. Kennedy, 24,987 shares ($1,400,846); Mr. Ackerman, 5,214 shares ($292,312); Mr. Smith,
       6,500 shares ($364,409); Mr. Seeley, 6,500 shares ($364,409); and Mr.
       Beck, 7,000 shares ($392,441). Dividends are paid on all shares of restricted stock.

       Mr. Kennedy's restricted stock awards reported in the table may vest, in whole or in part, in under three years from the date of grant, together with their vesting schedule, as follows: For fiscal 1999,

       4,925 restricted shares were granted on December 9, 1999 for performance in fiscal 1999. For fiscal 1998, 4,580 restricted shares were granted on December 10, 1998 for performance in fiscal 1998. Vesting restrictions on Mr. Kennedy's fiscal 1999 and fiscal 1998 awards lapse on the first January 15 which occurs after the year in which Mr. Kennedy retires as an officer of the Company. These shares do not vest if both his employment and Directorship with the Company and its subsidiaries terminate for any reason prior to the expiration of vesting restrictions, unless such termination is on account of death, disability or retirement.

       Mr. Ackerman was awarded 664 shares of restricted stock on December 9, 1999 for performance in fiscal 1999. Vesting restrictions lapse on the first January 15 which occurs after the year in which Mr. Ackerman retires as an officer of the Company. These shares do not vest if both his employment and Directorship with the Company and its subsidiaries terminate for any reason prior to the expiration of vesting restrictions, unless such termination is on account of death, disability or retirement.

       On December 7, 2000, Mr. Beck was awarded 2,000 shares of restricted stock for performance in fiscal 2000. He was also awarded 2,000 shares of restricted stock on December 9, 1999 for performance in fiscal 1999 and 2,000 shares of restricted stock on December 10, 1998 for performance in fiscal 1998. Vesting restrictions lapse on December 7, 2006, December 9, 2005 and December 10, 2005, respectively. These shares do not vest if Mr. Beck's employment with the Company and its subsidiaries terminates for any reason except death or prior to the expiration of the vesting restrictions.

(3) In fiscal 2000, the Company paid, contributed or accrued for Messrs. Kennedy, Ackerman, Smith, Seeley and Beck $0, $10,000, $10,000, $10,000 and $2,642, respectively, under the Tax-Deferred Savings Plan; $102,565, $44,530, $12,986, $10,946 and $1,478, respectively, under the Tophat Plan which pays all participants a sum intended to replace amounts which they will not receive as Company-matching contributions under the Tax-Deferred Savings Plan as a result of tax law limits or other tax considerations; $0, $5,254, $696, $1,870 and $0, respectively, under a program that passes through to employees the Company's tax savings associated with payment of dividends on Employee Stock Ownership Plan shares; $44,408, $16,780, $3,884, $7,641 and $0, respectively, as above-market interest under the Deferred Compensation Plan (which amount, in the case of Mr. Smith, could be forfeited); and $117,609, $56,149, $38,475, $25,006 and
       $0 respectively, as the dollar value of split-dollar or other life insurance benefits paid for by the Company. In addition, Messrs. Kennedy and Ackerman were paid $44,039 and $23,750, respectively to reimburse them for incremental taxes incurred as a result of errors by an ex-employee.

STOCK OPTION GRANT TABLE

       The following table sets forth information with respect to options to purchase shares of Common Stock and Stock Appreciation Rights ("SARs") awarded during fiscal 2000 to the named executive officers pursuant to plans approved by the Company's stockholders.

                       OPTION/SAR GRANTS IN FISCAL 2000(1)

                                                                 INDIVIDUAL GRANTS
----                                            ----------------------------------------------
                                                                  PERCENT OF TOTAL
                                                  NUMBER OF         OPTIONS/SARS     EXERCISE
                                                 SECURITIES          GRANTED TO       OR BASE
                                                 UNDERLYING           EMPLOYEES      PRICE PER                   GRANT DATE
                                                OPTIONS/SARS          IN FISCAL        SHARE      EXPIRATION       PRESENT
NAME                                             GRANTED(#)             YEAR          ($/SH)         DATE        VALUE($)(2)
----                                            ------------      ----------------   ---------    ----------     ----------

Bernard J. Kennedy..........................    150,000 options         13.1%         $42.6563     2/2010       $1,213,500
                                                150,000 SARs            13.1%          42.6563     2/2010        1,213,500
Philip C. Ackerman..........................    110,000 options          9.6%          42.6563     2/2010          889,900
                                                110,000 SARs             9.6%          42.6563     2/2010          889,900
David F. Smith..............................     45,000 options          3.9%          42.6563     2/2010          364,050
Dennis J. Seeley............................     40,000 options          3.5%          42.6563     2/2010          323,600
James A. Beck...............................     25,000 options          2.2%          42.6563     2/2010          202,250

(1) The options and SARs shown on this table were granted under the 1993 and 1997 Award and Option Plans and can be exercised at any time during the nine years preceding the expiration date if the holder remains with the Company. These options and SARs terminate upon termination of employment, except that upon termination of employment for any reason other than discharge for cause or voluntary resignation prior to age 60, most of such options and SARs may be exercised within five years after termination of employment. Payment of the exercise price may be in cash or by tendering shares of Company Common Stock.

(2) This column shows the hypothetical value of these options and SARs according to a binomial option pricing model. The assumptions used in this model for the options granted in fiscal 2000 were: quarterly dividend yield of 1.0901%, an annual standard deviation (volatility) of 18.91%, a risk-free rate of 6.86%, and an expected term before exercise of 5.5 years. Whether the assumptions used will prove accurate cannot be known at the date of grant. The model produces a value based on freely tradable securities, which the options and SARs are not. The holder can derive a benefit only to the extent the market value of Company Common Stock is higher than the exercise price at the date of actual exercise.

STOCK OPTION EXERCISES AND FISCAL YEAR-END VALUE TABLE

             The following table sets forth as to each named executive officer information with respect to stock option and SAR exercises during fiscal 2000 and the number and value of unexercised options and SARs at September 30, 2000.

                 AGGREGATED OPTION/SAR EXERCISES IN FISCAL 2000
                   AND OPTION/SAR VALUES ON SEPTEMBER 30, 2000

                                                                NUMBER OF NUMBER OF SECURITIES
                                                                  UNDERLYING UNEXERCISED          VALUE OF UNEXERCISED
                                  SECURITIES                           OPTIONS/SARS AT            IN-THE-MONEY OPTIONS/SARS
                                   UNDERLYING                          FISCAL YEAR-END(#)         AT FISCAL YEAR-END($)(2)
                                  OPTIONS/SARS       VALUE      ------------------------------   ---------------------------
            NAME                  EXERCISED(#)  REALIZED($)(1)     EXERCISABLE  UNEXERCISABLE    EXERCISABLE   UNEXERCISABLE
            ----                  ------------  --------------     -----------  -------------    -----------   -------------
Bernard J. Kennedy...........       14,000        364,250           1,344,421      300,000        25,131,388     4,022,025
Philip C. Ackerman...........       22,500        589,922             777,585      220,000        13,832,622     2,949,485
David F. Smith...............        1,135         27,666              94,458       45,000         1,311,477       603,304
Dennis J. Seeley.............        8,000        222,852              98,000       40,000         1,425,486       536,270
James A. Beck................        4,779        114,869             100,421       25,000         1,450,766       335,169

(1)      Market value of stock at exercise less exercise price or base price.

(2) Market value of stock at fiscal year-end less exercise price or base price.

LONG-TERM INCENTIVE PLAN AWARD TABLE

       The following table sets forth information with respect to long-term incentive plan awards made during fiscal 2000 to the named executive officers pursuant to the At Risk Program.

                     LONG-TERM INCENTIVE PLAN--AWARDS IN FISCAL 2000

                                                                  ESTIMATED FUTURE PAYOUTS UNDER
                                                                    NON-STOCK PRICE-BASED PLANS(1)
                               PERFORMANCE PERIOD   -------------------------------------------------------------
      NAME                      UNTIL MATURATION    THRESHOLD($)             TARGET($)                 MAXIMUM($)
      ----                     ------------------   ------------  --------------------------------     ----------

Bernard J. Kennedy.........  2 years ended 9/30/00        0                  848,150                   848,150
Philip C. Ackerman.........  2 years ended 9/30/00        0                  285,000                   570,000

(1) This table describes the sole At Risk Program opportunity which was made to executive officers in fiscal 2000 based on the rolling two-year average of performance in fiscal 1999 and fiscal 2000. The actual amounts awarded and paid for fiscal 2000 under the At Risk Program are shown in the Summary Compensation Table on page 14 in the LTIP Payouts column.

REPORT ON REPRICING OF OPTIONS/SARS

       The Company did not reprice any stock options or SARs in fiscal 2000. Under the 1997 Award and Option Plan, from which 99% of the current grants are issued, options and SARs can not be repriced after they have been granted.

CORPORATE PERFORMANCE GRAPH

       The following graph compares the yearly cumulative stockholder return on the Company's Common Stock against the cumulative total return of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500") and the Standard & Poor's Utilities Index ("S&P Utilities") for a period of five years commencing September 30, 1995, and ended September 30, 2000.

              COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURNS*

                             FISCAL YEARS 1996-2000

                                  [LINE GRAPH]

                  1995     1996     1997     1998     1999     2000
                  ----     ----     ----     ----     ----     ----
National Fuel     $100     $134     $167     $185     $194     $239
S&P 500           $100     $120     $184     $169     $235     $267
S&P Utilities     $100     $108     $160     $123     $158     $228

*    Assumes $100 invested on September 30, 1995, and reinvestment of dividends.

Source: Bloomberg

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL AGREEMENTS

       Mr. Kennedy entered into an employment agreement with the Company on September 17, 1981, which was most recently extended as of September 1, 1999. The agreement is effective until September 1, 2002, subject to earlier termination in the event of his death or disability. The agreement preserves, as a minimum level of compensation, monthly compensation levels as are in effect from time to time.

       Messrs. Ackerman, Beck, Smith and Seeley entered into Employment Continuation and Noncompetition Agreements with the Company dated December 11, 1998 that are to become effective in the event of a defined change of control of the Company. They preserve as a minimum, for the three years following such change of control, the annual salary levels and employee benefits as are then in effect for these executives and provide that, in the event of certain terminations of employment, these executives shall receive severance payments up to 1.99 times their respective annual base salaries and annual bonuses prior to termination. Unless an executive elects not to be bound by the Noncompetition part of the agreement, an additional payment of 1.00 times salary and annual bonus prior to termination will be made. In addition, executives shall receive continuation of certain employee benefits for three years or receipt of the value of such benefits.

       Also, in the event of a defined change in control, these executives shall receive the above-market rate interest on certain deferrals under the Deferred Compensation Plan, which otherwise could have been forfeited. At September 30, 2000, the above-market rate interest account balance for each of the named executive officers were as follows: $261,969 for Mr. Kennedy, $106,615 for Mr. Ackerman, $40,201 for Mr. Smith, $0 for Mr. Beck and $49,943 for Mr. Seeley.

                               PENSION PLAN TABLE

       The following table shows annual 50% joint and survivor life annuity total benefits payable under the Retirement Plan plus the Executive Retirement Plan to eligible officers retiring on the later of the normal retirement age of 65 or their current age with a spouse of the same age. Forms of benefit payment other than the 50% joint and survivor life annuity, or retirement at an age earlier than 65, would result in different annual benefits to eligible officers.

                               ESTIMATED ANNUAL RETIREMENT BENEFITS
                              FOR YEARS OF BENEFIT SERVICE CREDITED (1)
                 -------------------------------------------------------------------
REMUNERATION
   (2) (3)           20            25             30            35             40
------------     ---------    ----------     ----------     ----------    ----------

    $300,000     $  99,436    $  124,294     $  149,153     $  165,501    $  181,848
     700,000       237,020       296,275        355,531        394,925       434,319
    1,100,000      374,605       468,256        561,908        624,349       686,791
    1,500,000      512,190       640,237        768,285        853,774     1,155,975
    1,900,000      649,775       812,218        974,662      1,083,198     1,403,530
    2,100,000      718,567       898,209      1,077,851      1,197,910     1,527,307

(1) The service credited for retirement benefit purposes to the officers named in the Summary Compensation Table, as of September 30, 2000, is as follows: Mr. Kennedy, 40 years; Mr. Ackerman, 32 years, 2 months; Mr. Smith, 22 years, 2 months; Mr. Seeley, 35 years, 3 months; Mr. Beck, 10 years, 4 months.

(2) Compensation covered for retirement benefit purposes differs from the amounts appearing in the three "annual compensation" columns of the Summary Compensation Table on page 14, because the retirement benefits are based on the average of the "annual cash compensation" (including At Risk Awards and some restricted stock) payable for the 60 consecutive month period during the last ten years before retiring which produces the highest average. Accordingly, the current compensation covered by the plans (meaning the average "annual cash compensation" for the 60 months ending September 2000) for each of the named executive officers was: Mr. Kennedy, $1,692,103; Mr. Ackerman, $778,419; Mr. Smith, $307,217; Mr. Seeley, $303,867; and Mr. Beck,
       $261,450.

(3) Benefits described in this table reflect a partial offset for Social Security benefits.


NEW PLAN BENEFITS TABLE

      The benefits or amounts that will be received or allocated to specific individuals as a result of approval of Proposal 1 are not determinable. For each of the named executive officers and the various indicated groups, the following table shows the benefits or amounts that would have been received by or allocated to them for the last completed fiscal year if the proposed plan amendments had been in effect.

      Because Proposal 1 includes the adding of shares to existing plans which have not yet run out of shares, having the plan amendments in effect last year would not have changed the awards that were actually made, which are also included on the following table. However, if the proposed plan amendments had been in effect last year, all SARs outstanding under the 1997 and 1993 Plans would have been converted into stock options, so the following table shows the effect of those conversions as the cancellation of SARs and the issuance of options having the same terms and value of the canceled SARs. All options and SARs are shown before the two-for-one stock split effective September 7, 2001.

                                                        93 Plan                                             97 Plan
                                            -----------------------------------            -----------------------------------------
                                            Dollar Value          Number of                   Dollar Value           Number of
Name and Position                               (1)                 Units                          (1)                 Units
                                            ------------     ------------------            ----------------     --------------------
Bernard J. Kennedy...................       $61,937 (2)       7,656 options (2)               $241,017 (2)         4,925 R/S (2)
Chairman of  the Board and                  $61,937 (2)         7,656 SARs (2)               $1,151,563 (2)     142,344 options (2)
Chief Executive Officer                         (3)          390,568 options (4)             $1,151,563 (2)       142,344 SARs (2)
                                                (3)           <390,568> SARs (4)                   (3)          562,344 options (4)
                                                                                                   (3)           <562,344> SARs (4)


Philip C. Ackerman...................            $0                 0 (3)                      $32,494 (2)          664 R/S (2)
President of the Company and                    (3)          180,674 options (4)              $889,900 (2)      110,000 options (2)
President of certain subsidiaries               (3)           <180,674> SARs (4)              $889,900 (2)        110,000 SARs (2)
                                                                                                   (3)          415,000 options (4)
                                                                                                   (3)           <415,000> SARs (4)


David F. Smith.......................            $0                   0                       $364,050 (2)       45,000 options (2)
President of National Fuel Gas
Distribution Corporation


Dennis J. Seeley.....................            $0                   0                       $323,600 (2)       40,000 options (2)
President of National Fuel Gas
Supply Corporation


James A. Beck........................            $0                   0                        $97,875 (2)         2,000 R/S (2)
President of Seneca Resources                                                                 $202,250 (2)       25,000 options (2)
Corporation


All current executive officers
as a group...........................       $61,937 (2)       7,656 options (2)               $371,386 (2)         7,589 R/S (2)
                                            $61,937 (2)         7,656 SARs (2)               $3,740,363 (2)     462,344 options (2)
                                                (3)          571,242 options (4)             $2,041,463 (2)       252,344 SARs (2)
                                                (3)           <571,242> SARs (4)                   (3)          977,344 options (4)
                                                                                                   (3)           <977,344> SARs (4)

All non-employee directors as
a group (7 persons) as of
July 12, 2001........................            $0                   0                            $0                    0


All employees, including all
current officers who are not
executive officers, as a group.......          $0 (2)               0 (2)                    $3,383,793 (2)       391,100 options
                                                                                                   (3)             30,000 options
                                                                                                   (3)             <30,000> SARs

(1) This column reflects the dollar value of restricted shares at the fair market value at grant date, and the grant date value of stock options and SARs calculated as described in the table "Options/SAR Grants in Fiscal 2000" on page 16 (except as described in footnote (2) below).

(2) Reflects an award actually made in Fiscal 2000. "R/S" means shares of restricted stock.

(3) Because each outstanding SAR would have been converted into an option having the same terms as the canceled SAR, the dollar value of the canceled SARs would have been offset by the dollar value of the issued options.

(4) Reflects the cancellation of SARs and the issuance of options that would have occurred in Fiscal 2000 if the proposed plan amendments had been in effect.


      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.



                                   OTHER BUSINESS

      In accordance with applicable law, this Special Meeting of Stockholders may not consider any matters other than those set out in the Notice of Meeting.

                            PROPOSALS OF SECURITY HOLDERS

      Proposals that security holders intend to present at the 2002 Annual Meeting of Stockholders must be received by the Secretary at the principal offices of the Company no later than September 30, 2001, in order to be considered for inclusion in the Company's proxy statement and proxy for that meeting. Notice of a shareholder proposal submitted outside the processes of SEC Rule 14a-8 under the Securities Exchange Act, for consideration at the 2002 Annual Meeting of Stockholders, shall be considered untimely unless received by the Secretary at the Company's principal office no later than October 10, 2001.

                               BY ORDER OF THE BOARD OF DIRECTORS


                                       ANNA MARIE CELLINO
                                            Secretary


August __, 2001

                                     EXHIBIT A

UNDERLINED LANGUAGE WILL BE ADDED
"LINED-OUT" LANGUAGE WILL BE DELETED


                            NATIONAL FUEL GAS COMPANY
                           1997 AWARD AND OPTION PLAN

1.  PURPOSE

      The purpose of the Plan is to advance the interests of the Company and its stockholders, by providing a long-term incentive compensation program that will be an incentive to the Core Employees of the Company and its Subsidiaries whose contributions are important to the continued success of the Company and its Subsidiaries, and by enhancing their ability to attract and retain in their employ highly qualified persons for the successful conduct of their businesses.

2.  DEFINITIONS

      2.1 "Acceleration Date" means (i) in the event of a Change in Ownership, the date on which such change occurs, or (ii) with respect to a Participant who is eligible for treatment under paragraph 25 hereof on account of the termination of his employment following a Change in Control, the date on which such termination occurs.

      2.2 "Award" means any form of stock option, stock appreciation right, Restricted Stock, performance unit, performance share or other incentive award granted by the Committee to a Participant under the Plan pursuant to such terms and conditions as the Committee may establish. An Award may be granted singly, in combination or in the alternative.

      2.3 "Award Notice" means a written notice from the Company to a Participant that sets forth the terms and conditions of an Award in addition to those established by this Plan and by the Committee's exercise of its administrative powers.

      2.4  "Board" means the Board of Directors of the Company.

      2.5 "Cause" means (i) the willful and continued failure by a Core Employee to substantially perform his duties with his employer after written warnings specifically identifying the lack of substantial performance are delivered to him by his employer, or (ii) the willful engaging by a Core Employee in illegal conduct which is materially and demonstrably injurious to the Company or a Subsidiary.

      2.6 "Change in Control" shall be deemed to have occurred at such time as
(i) any "person" within the meaning of Section 14(d) of the Exchange Act, other than the Company, a Subsidiary, or any employee benefit plan or plans sponsored by the Company or any Subsidiary, is or has become the "beneficial owner," as defined in Rule 13d-3 under the Exchange Act, directly or indirectly, of twenty percent (20%) or more of the combined voting power of the outstanding securities of the Company ordinarily having the right to vote at the election of directors, or (ii) approval by the stockholders of the Company of (a) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of stock of the Company would be converted into cash, securities or other property, other than a consolidation or merger of the Company in which the common stockholders of the Company immediately prior to the consolidation or merger have substantially the same proportionate ownership of common stock of the surviving corporation immediately after the consolidation or merger as immediately before, or (b) any consolidation or merger in which the Company is the continuing or surviving corporation but in which the common stockholders of the Company immediately prior to the consolidation or merger do not hold at least a majority of the outstanding common stock of the continuing or surviving corporation (except where such holders of Common Stock hold at least a majority of the common stock of the corporation which owns all of the Common Stock of the Company), or (c) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all the assets of the Company, or (iii) individuals who constitute the Board on January 1, 1997 (the "Incumbent Board") have ceased for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to January 1, 1997 whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least three-quarters ( 3/4) of the directors comprising the Incumbent Board (either by specific vote or by approval of the proxy statement of the Company in which such person is named as nominee for director without objection to such nomination) shall be, for purposes of this Plan, considered as though such person were a member of the Incumbent Board.

      2.7 "Change in Control Price" means, in respect of a Change in Control, the highest closing price per share paid for the purchase of Common Stock on the New York Stock Exchange, another national stock exchange or the National Association of Securities Dealers Automated Quotation System during the ninety
(90) day period ending on the date the Change in Control occurs, and in respect of a Change in Ownership, the highest closing price per share paid for the purchase of Common Stock on the New York Stock Exchange, another national stock exchange or the National Association of Securities Dealers Automated Quotation System during the ninety (90) day period ending on the date the Change in Ownership occurs.

      2.8 "Change in Ownership" means a change which results directly or indirectly in the Company's Common Stock ceasing to be actively traded on a national securities exchange or the National Association of Securities Dealers Automated Quotation System.

      2.9 "Code" means the Internal Revenue Code of 1986, as amended from time to time.

      2.10 "Committee" means the Compensation Committee of the Board, or such other committee designated by the Board, authorized to administer the Plan. The Committee shall consist of not less than two (2) members of the Board, each of whom shall be a Disinterested Board Member. A "Disinterested Board Member" means a member who (a) is not a current employee of the Company or a Subsidiary, (b) is not a former employee of the Company or a Subsidiary who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the taxable year, (c) has not been an officer of the Company (d) does not receive remuneration from the Company or a Subsidiary, either directly or indirectly, in any capacity other than as a director and (e) does not possess an interest in any other transaction, and is not engaged in a business relationship, for which disclosure would be required pursuant to Item 404(a) or (b) of Regulation S-K under the Securities Act of 1933, as amended. The term Disinterested Board Member shall be interpreted in such manner as shall be necessary to conform to the requirements of Section 162(m) of the Code and Rule 16b-3 promulgated under the Exchange Act.

      2.11  "Common Stock" means the common stock of the Company.

      2.12  "Company" means National Fuel Gas Company.

      2.13 "Core Employee" means an officer or other core management employee of the company or a Subsidiary as determined by the Committee. Every Key Management Employee is also a Core Employee.

      2.14 "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

      2.15 "Fair Market Value" of a share of Common Stock on any date means the average of the high and low sales prices of a share of Common Stock as reflected in the report of consolidated trading of New York Stock Exchange-listed securities for that date (or, if no such shares were publicly traded on that date, the next preceding date that such shares were so traded) published in The Wall Street Journal or in any other publication selected by the Committee; provided, however, that if shares of Common Stock shall not have been publicly traded for more than ten (10) days immediately preceding such date, then the Fair Market Value of a share of Common Stock shall be determined by the Committee in such manner as it may deem appropriate.

      2.16 "Good Reason" means a good faith determination made by a Participant that there has been any (i) material change by the Company of the Participant's functions, duties or responsibilities which change could cause the Participant's position with the Company to become of less dignity, responsibility, importance, prestige or scope, including, without limitation, the assignment to the Participant of duties and responsibilities inconsistent with his positions, (ii) assignment or reassignment by the Company of the Participant without the Participant's consent, to another place of employment more than 30 miles from the Participant's current place of employment, or (iii) reduction in the Participant's total compensation or benefits or any component thereof, provided in each case that the Participant shall specify the event relied upon for such determination by written notice to the Board at any time within six months after the occurrence of such event.

      2.17 "Key Management Employee" means a management employee of the Company or a Subsidiary (i) who has significant policymaking responsibilities, and (ii) whose current base salary at the time an Award is issued is among the highest two percent (2%) of the current base salaries of all the employees of the Company or any Subsidiary, all as determined by the Committee.

      2.18 "Participant" means any individual to whom an Award has been granted by the Committee under this Plan.

      2.19 "Plan" means the National Fuel Gas Company 1997 Award and Option
Plan.

      2.20 "Pre-Split" and "Post-Split" means before and after giving effect to the two-for-one stock split of all shares outstanding at close of business August 24, 2001, to be effective on September 7, 2001.

      2.21 "Restricted Stock" means an Award granted pursuant to paragraph 10 hereof.

      2.22 "Subsidiary" means a corporation or other business entity in which the Company directly or indirectly has an ownership interest of eighty percent (80%) or more.

      2.23 "Unit" means a bookkeeping entry used by the Company to record and account for the grant of the following Awards until such time as the Award is paid, cancelled, forfeited or terminated, as the case may be: Units of Common Stock, performance units, and performance shares which are expressed in terms of Units of Common Stock.

3.  ADMINISTRATION

      The Plan shall be administered by the Committee. The Committee shall have the authority to: (a) interpret the Plan; (b) establish such rules and regulations as it deems necessary for the proper administration of the Plan; (c) select Key Management Employees and Core Employees to receive Awards under the Plan; (d) determine the form of an Award, whether a stock option, stock appreciation right, Restricted Stock, performance unit, performance share, or other incentive award established by the Committee in accordance with (h) below, the number of shares or Units subject to the Award, all the terms and conditions of an Award, including the time and conditions of exercise or vesting; (e) determine whether Awards would be granted singly, in combination or in the alternative; (f) grant waivers of Plan terms and conditions, provided that any such waiver granted to an executive officer of the Company shall not be inconsistent with Section 16 of the Exchange Act and the rules promulgated thereunder; (g) accelerate the vesting, exercise or payment of any Award or the performance period of an Award when any such action would be in the best interest of the Company; (h) establish such other types of Awards, besides those specifically enumerated in paragraph 2.2 hereof, which the Committee determines are consistent with the Plan's purposes; and (i) take any and all other action it deems advisable for the proper administration of the Plan. The Committee shall also have the authority to grant Awards in replacement of Awards previously granted under this Plan or any other executive compensation or stock option plan of the Company or a Subsidiary. All determinations of the Committee shall be made by a majority of its members, and its determinations shall be final, binding and conclusive. The Committee, in its discretion, may delegate its authority and duties under the Plan to the Chief Executive Officer or to other senior officers of the Company to the extent permitted by Section 16 of the Exchange Act and notwithstanding any other provision of this Plan or an Award Notice, under such conditions as the Committee may establish; provided, however, that only the Committee may select and grant Awards and render other decisions as to the timing, pricing and amount of Awards to Participants who are subject to Section 16 of the Exchange Act.

4.  ELIGIBILITY

      Any Core Employee is eligible to become a Participant of the Plan who receives Stock Options only. A Key Management Employee is also eligible to become a Participant of the Plan who receives other awards under the Plan.

5.  SHARES AVAILABLE

      (a) The maximum number of post-split shares of Common Stock, $1.00 par value, of the Company which shall be available for grant of Awards under the Plan (including incentive stock options) during its term shall not exceed 12,509,100, subject to adjustment as provided in paragraph 18. Awards covering no more than 600,000 post-split shares of Common Stock of the Company may be granted to any Participant in any fiscal year subject to adjustment as provided in paragraph 18. Of the 1,900,000 pre-split shares which were made available by the Plan amendment approved at the 2000 Annual Meeting of Stockholders, 1,200,000 of such shares will be available only for awards of stock options. Of the 4,909,100 post-split shares which were made available by the Plan amendment approved at the 2001 Special Meeting of Stockholders, 4,000,000 of such shares will be available only for awards of stock options.

      (b) Any shares of Common Stock related to Awards which terminate by expiration, forfeiture, cancellation or otherwise without the issuance of such shares, are settled in cash in lieu of Common Stock, or are exchanged with the Committee's permission for Awards not involving Common Stock, shall be available again for grant under the Plan, provided, however, that if dividends or dividend equivalents pursuant to paragraph 14, or other benefits of share ownership (not including the right to vote the shares) have been received by the Participant in respect of an Award prior to such termination, settlement or exchange, the shares which were the subject of the Award shall not again be available for grant under the Plan. Further, any shares of Common Stock which are used by a Participant for the full or partial payment to the Company of the purchase price of shares of Common Stock upon exercise of a stock option, or for any withholding taxes due as a result of such exercise, shall again be available for Awards under the Plan. Similarly, shares of Common Stock with respect to which an Alternative SAR has been exercised and paid in cash shall again be available for grant under the Plan. Shares to which independent or combination SARs relate shall not count against the 12,509,100 post-split share limit set forth in this paragraph 5.

      (c) The shares of Common Stock available for issuance under the Plan may be authorized and unissued shares or treasury shares. The number of shares of Common Stock issued under this Plan on or before August 24, 2001 was doubled pursuant to the two-for-one stock split effective September 7, 2001. The additional shares issued under this Plan as a result of that stock split count against the 12,509,100 shares of post-split stock available as set forth in paragraph 5(a) for grant of Awards under this Plan.

6.  TERM

      The Plan shall become effective as of December 13, 1996 subject to its approval by the Company's stockholders at the 1997 Annual Meeting of Stockholders and subject to the approval of the Securities and Exchange Commission under the Public Utility Holding Company Act of 1935, as amended. No Awards shall be exercisable or payable before these approvals of the Plan have been obtained and all Awards made prior to approval of the Plan by the Company's stockholders and approval of the Plan by the Securities and Exchange Commission under the Public Utility Holding Company Act of 1935, as amended, are contingent upon such approval. Awards shall not be granted pursuant to the Plan after December 12, 2006.

7.  PARTICIPATION

      The Committee shall select Participants, determine the type of Awards to be made, and establish in the related Award Notices the applicable terms and conditions of the Awards in addition to those set forth in this Plan and the administrative rules issued by the Committee.

8.  STOCK OPTIONS

      (a) Grants. Awards may be granted in the form of stock options. These stock options may be incentive stock options within the meaning of Section 422 of the Code or non-qualified stock options (i.e., stock options which are not incentive stock options), or a combination of both.

      (b) Terms and Conditions of Options. Unless the Award Notice provides otherwise, an option shall be exercisable in whole or in part. The price at which Common Stock may be purchased upon exercise of a stock option shall be established by the Committee, but such price shall not be less than the Fair Market Value of the Common Stock on the date of the stock option's grant. The Committee shall not have the authority to decrease such price after the date of the stock option's grant, except for adjustments appropriate to reflect a Common Stock dividend, stock split, reverse stock-split or other combination pursuant to Section 18(a). An Award Notice evidencing a stock option may, in the discretion of the Committee, provide that a Participant who pays the option price of a stock option by an exchange of shares of Common Stock previously owned by the Participant shall automatically be issued a new stock option to purchase additional shares of Common Stock equal to the number of shares of Common Stock so exchanged. Such new stock option shall have an option price equal to the Fair Market Value of the Common Stock on the date such new stock option is issued and shall be subject to such other terms and conditions as the Committee deems appropriate. Unless the Award Notice provides otherwise, each incentive stock option shall first become exercisable on the first anniversary of its date of grant, and each non-qualified stock option shall first become exercisable on the first anniversary of its date of grant, or, if earlier (i) on the date of the Participant's death occurring after the date of grant, (ii) six months after the date of grant, if the Participant has voluntarily resigned on or after his 60th birthday, after the date of grant, and before such six months, or (iii) on the date of the Participant's voluntary resignation on or after his 60th birthday and at least six months after the date of grant. Unless the Award Notice provides otherwise, each non-qualified stock option shall expire on the day after the tenth anniversary of its date of grant, and incentive stock options and non-qualified stock options granted in combination may be exercised separately.

      (c) Restrictions Relating to Incentive Stock Options. Stock options issued in the form of incentive stock options shall, in addition to being subject to all applicable terms and conditions established by the Committee, comply with
Section 422 of the Code. Accordingly, the aggregate Fair Market Value (determined at the time the option was granted) of the Common Stock with respect to which incentive stock options are exercisable for the first time by a Participant during any calendar year (under this Plan or any other plan of the Company or any of its Subsidiaries) shall not exceed $100,000 (or such other limit as may be required by the Code). Unless the Award Notice provides a shorter period, each incentive stock option shall expire on the tenth anniversary of its date of grant. The number of post-split shares of Common Stock that shall be available for incentive stock options granted under the Plan is 12,509,100.

      (d) Exercise of Option. Upon exercise, the option price of a stock option may be paid in cash, shares of Common Stock, shares of Restricted Stock, a combination of the foregoing, or such other consideration as the Committee may deem appropriate. The Committee shall establish appropriate methods for accepting Common Stock, whether restricted or unrestricted, and may impose such conditions as it deems appropriate on the use of such Common Stock to exercise a stock option. The Committee, in its sole discretion, may establish procedures whereby a Participant to the extent permitted by and subject to the requirements of Rule 16b-3 under the Exchange Act, Regulation T issued by the Board of Governors of the Federal Reserve System pursuant to the Exchange Act, federal income tax laws, and other federal, state and local tax and securities laws, can exercise an option or a portion thereof without making a direct payment of the option price to the Company. If the Committee so elects to establish a cashless exercise program, the Committee shall determine, in its sole discretion and from time to time, such administrative procedures and policies as it deems appropriate. Such procedures and policies shall be binding on any Participant wishing to utilize the cashless exercise program.

9.  STOCK APPRECIATION RIGHTS

      (a) Grants and Valuation. Awards may be granted in the form of stock appreciation rights ("SARs") until June 15, 2001. SARs may be granted singly ("Independent SARs"), in combination with all or a portion of a related stock option under the Plan ("Combination SARs"), or in the alternative ("Alternative SARs"). Combination or Alternative SARs may be granted either at the time of the grant of related stock options or at any time thereafter during the term of the stock options. Combination SARs shall be subject to paragraph 9(b) hereof. Alternative SARs shall be subject to paragraph 9(c) hereof. Independent SARs shall be subject to paragraph 9(d) hereof. Unless this Plan or the Award Notice provides otherwise, SARs shall entitle the recipient to receive a payment equal to the appreciation in the Fair Market Value of a stated number of shares of Common Stock from the award date to the date of exercise. Once a SAR has been issued, the Committee shall not reprice the SAR by changing the initial Fair Market Value from which the payment is calculated except for adjustments appropriate to reflect a Common Stock dividend, stock split, reverse stock-split or other combination pursuant to Section 18(a). In the case of SARs granted in combination with, or in the alternative to, stock options, the appreciation in value is from the option price of such related stock option to the Fair Market Value on the date of exercise of such SARs. Unless this Plan or the Award Notice provides otherwise, SARs granted in conjunction with stock options shall be Combination SARs, and all SARs shall be exercisable between one year and ten years and one day after the date of their award.

      (b) Terms and Conditions of Combination SARs. Both the stock options granted in conjunction with Combination SARs and the Combination SARs may be exercised. Combination SARs shall be exercisable only to the extent the related stock option is exercisable, and the base from which the value of the Combination SARs is measured at its exercise shall be the option price of the related stock option. Combination SARs may be exercised either together with the related stock option or separately. If a Participant exercises a Combination SAR or related stock option, but not both, the other shall remain outstanding and shall remain exercisable during the entire exercise period.

      (c) Terms and Conditions of Alternative SARs. Either the stock options granted in the alternative to Alternative SARs or the Alternative SARs may be exercised, but not both. Alternative SARs shall be exercisable only to the extent that the related stock option is exercisable, and the base from which the value of the Alternative SARs is measured at its exercise shall be the option price of the related stock option. If related stock options are exercised as to some or all of the shares covered by the Award, the related Alternative SARs shall be cancelled automatically to the extent of the number of shares covered by the stock option exercise. Upon exercise of Alternative SARs as to some or all of the shares covered by the Award, the related stock option shall be cancelled automatically to the extent of the number of shares covered by such exercise, and such shares shall again be eligible for grant in accordance with paragraph 5 hereof.

      (d) Terms and Conditions of Independent SARs. Independent SARs shall be exercisable in whole or in such installments and at such time as may be determined by the Committee. The base price from which the value of an Independent SAR is measured shall also be determined by the Committee; provided, however, that such price shall not be less than the Fair Market Value of the Common Stock on the date of the grant of the Independent SAR.

      (e) Deemed Exercise. The Committee may provide that a SAR shall be deemed to be exercised at the close of business on the scheduled expiration date of such SAR, if at such time the SAR by its terms remains exercisable and, if so exercised, would result in a payment to the holder of such SAR.

      (f) Conversion of SARs to Non-Qualified Stock Options. Each unexercised SAR shall be convertible to a non-qualified option to purchase one share of Common Stock, at the option of the Committee and with the consent of the Participant to whom that SAR was awarded (or his successor or assignee). Such an option will have the same exercise price and expiration date as did the converted SAR, and will have the same other terms and conditions as the other non-qualified stock options issued to the same Participant and on the same day as the converted SAR. A share issued upon exercise of such an option will count against the 12,509,100 post-split shares available under paragraph 5(a). For purposes of the limit set forth in paragraph 5(a) that Awards covering no more than 600,000 post-split shares of Common Stock may be granted to a Participant in a fiscal year, the conversion of a SAR into an option in accordance with this paragraph 9(f) will not count as an Award granted in the fiscal year in which the conversion takes place.


10.  RESTRICTED STOCK

      (a) Grants. Awards may be granted in the form of Restricted Stock. Shares of Restricted Stock shall be awarded in such amounts and at such times during the term of the Plan as the Committee shall determine.

      (b) Award Restrictions. Restricted Stock shall be subject to such terms and conditions as the Committee deems appropriate, including restrictions on transferability and continued employment. No more than 50,000 restricted shares may be issued in a single fiscal year. The Committee may modify or accelerate the delivery of shares of Restricted Stock under such circumstances as it deems appropriate.

      (c) Rights as Stockholders. During the period in which any shares of Restricted Stock are subject to the restrictions imposed under paragraph 10(b), the Committee may, in its discretion, grant to the Participant to whom shares of Restricted Stock have been awarded all or any of the rights of a stockholder with respect to such shares, including, but not by way of limitation, the right to vote such shares and to receive dividends.

      (d) Evidence of Award. Any shares of Restricted Stock granted under the Plan may be evidenced in such manner as the Committee deems appropriate, including, without limitation, book-entry registration or issuance of a stock certificate or certificates.

11.  PERFORMANCE UNITS

      (a) Grants. Awards may be granted in the form of performance units. Performance units shall refer to the Units valued by reference to designated criteria established by the Committee, other than Units which are expressed in terms of Common Stock.

      (b) Performance or Service Criteria. Performance units shall be contingent on the attainment during a performance period of certain performance and/or service objectives. The length of the performance period, the performance or service objectives to be achieved, and the extent to which such objectives have been attained shall be conclusively determined by the Committee in the exercise of its absolute discretion. Performance and service objectives may be revised by the Committee during the performance period, in order to take into consideration any unforeseen events or changes in circumstances.

12.  PERFORMANCE SHARES

      (a) Grants. Awards may be granted in the form of performance shares. Performance shares shall refer to shares of Common Stock or Units which are expressed in terms of Common Stock, including shares of phantom stock.

      (b) Performance or Service Criteria. Performance shares shall be contingent upon the attainment during a performance period of certain performance or service objectives. The length of the performance period, the performance or service objectives to be achieved, and the extent to which such objectives have been attained shall be conclusively determined by the Committee in the exercise of its absolute discretion. Performance and service objectives may be revised by the Committee during the performance period, in order to take into consideration any unforeseen events or changes in circumstances.

13.  PAYMENT OF AWARDS

      At the discretion of the Committee, payment of Awards may be made in cash, Common Stock, a combination of cash and Common Stock, or any other form of property as the Committee shall determine.

14.  DIVIDENDS AND DIVIDEND EQUIVALENTS

      If an Award is granted in the form of Restricted Stock, stock options, or performance shares, or in the form of any other stock-based grant, the Committee may, at any time up to the time of payment, include as part of an Award an entitlement to receive dividends or dividend equivalents, subject to such terms and conditions as the Committee may establish. Dividends and dividend equivalents shall be paid in such form and manner (i.e., lump sum or installments), and at such time as the Committee shall determine. All dividends or dividend equivalents which are not paid currently may, at the Committee's discretion, accrue interest, be reinvested into additional shares of Common Stock or, in the case of dividends or dividend equivalents credited in connection with performance shares, be credited as additional performance shares and paid to the Participant if and when, and to the extent that, payment is made pursuant to such Award.

15.  DEFERRAL OF AWARDS

      At the discretion of the Committee, the receipt of the payment of shares of Restricted Stock, performance shares, performance units, dividends, dividend equivalents, or any portion thereof, may be deferred by a Participant until such time as the Committee may establish. All such deferrals shall be accomplished by the delivery of a written, irrevocable election by the Participant prior to such time payment would otherwise be made, on a form provided by the Company. Further, all deferrals shall be made in accordance with administrative guidelines established by the Committee to ensure that such deferrals comply with all applicable requirements of the Code and its regulations. Deferred payments shall be paid in a lump sum or installments, as determined by the Committee. The Committee may also credit interest, at such rates to be determined by the Committee, on cash payments that are deferred and credit dividends or dividend equivalents on deferred payments denominated in the form of Common Stock.

16.  TERMINATION OF EMPLOYMENT

      (a) General Rule. Subject to paragraph 20, if a Participant's employment with the Company or a Subsidiary terminates for a reason other than death, disability, retirement, or any approved reason, all unexercised, unearned or unpaid Awards shall be cancelled or forfeited as the case may be, unless otherwise provided in this paragraph or in the Participant's Award Notice. The Committee shall have the authority to promulgate rules and regulations to (i) determine what events constitute disability, retirement, or termination for an approved reason for purposes of the Plan, and (ii) determine the treatment of a Participant under the Plan in the event of his death, disability, retirement, or termination for an approved reason.

      (b) Incentive Stock Options. Unless the Award Notice provides otherwise, any incentive stock option which has not theretofore expired, shall terminate upon termination of the Participant's employment with the Company whether by death or otherwise, and no shares of Common Stock may thereafter be purchased pursuant to such incentive stock option, except that:

            (i) Upon termination of employment (other than by death), a Participant may, within three months after the date of termination of employment, purchase all or part of any shares of Common Stock which the Participant was entitled to purchase under such incentive stock option on the date of termination of employment.

            (ii) Upon the death of any Participant while employed with the Company or within the three-month period referred to in paragraph 16(b)(i) above, the Participant's estate or the person to whom the Participant's rights under the incentive stock option are transferred by will or the laws of descent and distribution may, within one year after the date of the Participant's death, purchase all or part of any shares of Common Stock which the Participant was entitled to purchase under such incentive stock option on the date of death.

      Notwithstanding anything in this paragraph 16(b) to the contrary, the Committee may at any time within the three-month period after the date of termination of a Participant's employment, with the consent of the Participant, the Participant's estate or the person to whom the Participant's rights under the incentive stock options are transferred by will or the laws of descent and distribution, extend the period for exercise of the Participant's incentive stock options to any date not later than the date on which such incentive stock options would have otherwise expired absent such termination of employment. Nothing in this paragraph 16(b) shall authorize the exercise of an incentive stock option after the expiration of the exercise period therein provided, nor later than ten years after the date of grant.

      (c) Non-Qualified Stock Options. Unless the Award Notice provides otherwise, any nonqualified stock option which has not theretofore expired shall terminate upon termination of the Participant's employment with the Company, and no shares of Common Stock may thereafter be purchased pursuant to such non-qualified stock option, except that:

            (i) Upon termination of employment for any reason other than death, discharge by the Company for cause, or voluntary resignation of the Participant prior to age 60, a Participant may, within five years after the date of termination of employment, or any such greater period of time as the Committee, in its sole discretion, deems appropriate, exercise all or part of the non-qualified stock option which the Participant was entitled to exercise on the date of termination of employment or subsequently becomes eligible to exercise pursuant to paragraph 8(b) above.

            (ii) Upon the death of a Participant while employed with the Company or within the period referred to in paragraph 16(c)(i) above, the Participant's estate or the person to whom the Participant's rights under the non-qualified stock option are transferred by will or the laws of descent and distribution may, within five years after the date of the Participant's death while employed, or within the period referred to in paragraph 16(c)(i) above, exercise all or part of the non-qualified stock option which the Participant was entitled to exercise on the date of death.

      Nothing in this paragraph 16(c) shall authorize the exercise of a non-qualified stock option later than the exercise period set forth in the Award Notice.

17.  NONASSIGNABILITY

      No Award under the Plan shall be subject in any manner to alienation, anticipation, sale, transfer (except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order), assignment, pledge, or encumbrance, except that, unless the Committee specifies otherwise, all awards of non-qualified stock options or SARs shall be transferable without consideration, subject to all the terms and conditions to which such non-qualified stock options or SARs are otherwise subject, to (i) members of a Participant's immediate family as defined in Rule 16a-1 promulgated under the Exchange Act, or any successor rule or regulation, (ii) trusts for the exclusive benefit of the Participant or such immediate family members or (iii) entities which are wholly-owned by the Participant or such immediate family members, provided that (x) there may be no consideration for any such transfer, and (y) subsequent transfers of transferred options shall be prohibited except those by will or the laws of descent and distribution. Following transfer, any such options shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, and except as provided in the next sentence, the term "Participant" shall be deemed to refer to the transferee. The events of termination of employment of Section 16(c) hereof shall continue to be applied with reference to the original Participant and following the termination of employment of the original Participant, the options shall be exercisable by the transferee only to the extent, and for the periods specified in Section 16(c), that the original Participant could have exercised such option. Except as expressly permitted by this paragraph, an Award shall be exercisable during the Participant's lifetime only by him.

18. ADJUSTMENT OF SHARES AVAILABLE

      (a) Changes in Stock. In the event of changes in the Common Stock by reason of a Common Stock dividend, stock split, reverse stock-split or other combination, appropriate adjustment shall be made by the Committee in the aggregate number of shares available under the Plan, the number of shares with respect to which Awards may be granted to any Participant in any fiscal year, and the number of shares, SARs, performance shares, Common Stock units and other stock-based interests subject to outstanding Awards, without, in the case of stock options, causing a change in the aggregate purchase price to be paid therefor. Such proper adjustment as may be deemed equitable may be made by the Committee in its discretion to give effect to any other change affecting the Common Stock.

      (b) Changes in Capitalization. In case of a merger or consolidation of the Company with another corporation, a reorganization of the Company, a reclassification of the Common Stock of the Company, a spinoff of a significant asset, or other changes in the capitalization of the Company, appropriate provision shall be made for the protection and continuation of any outstanding Awards by either (i) the substitution, on an equitable basis, of appropriate stock or other securities or other consideration to which holders of Common Stock of the Company will be entitled pursuant to such transaction or succession of transactions, or (ii) by appropriate adjustment in the number of shares issuable pursuant to the Plan, the number of shares covered by outstanding Awards, the option price of outstanding stock options, the exercise price of outstanding SARs, the performance or service criteria or performance period of outstanding performance units, and the performance or service criteria or performance period of outstanding performance shares, as deemed appropriate by the Committee.

19.  WITHHOLDING TAXES

      The Company shall be entitled to deduct from any payment under the Plan, regardless of the form of such payment, the amount of all applicable income and employment taxes required by law to be withheld with respect to such payment or may require the participant to pay to it such tax prior to and as a condition of the making of such payment. Subject to the administrative guidelines established by the Committee, a Participant may pay the amount of taxes required by law to be withheld from an Award, in whole or in part, by requesting that the Company withhold from any payment of Common Stock due as a result of such Award, or by delivering to the Company, shares of Common Stock having a Fair Market Value less than or equal to the amount of such required withholding taxes.

20.  NONCOMPETITION PROVISION

      Notwithstanding anything contained in this Plan to the contrary, unless the Award Notice specifies otherwise, a Participant shall forfeit all unexercised, unearned, and/or unpaid Awards, including Awards earned but not yet paid, all unpaid dividends and dividend equivalents, and all interest, if any, accrued on the foregoing if, (i) in the opinion of the Committee, the Participant, without the written consent of the Company, engages directly or indirectly in any manner or capacity as principal, agent, partner, officer, director, employee, or otherwise, in any business or activity competitive with the business conducted by the Company or any Subsidiary; or (ii) the Participant performs any act or engages in any activity which in the opinion of the Committee is inimical to the best interests of the Company. In addition, the Committee may, in its discretion, condition the deferral of any Award, dividend, or dividend equivalent under paragraph 15 hereof on a Participant's compliance with the terms of this paragraph 20, and cause such a Participant to forfeit any payment which is so deferred if the Participant fails to comply with the terms hereof.

21.  AMENDMENTS TO AWARDS

      The Committee may at any time unilaterally amend any unexercised, unearned, or unpaid Award, including Awards earned but not yet paid, to the extent it deems appropriate; provided, however, that any such amendment which is adverse to the Participant shall require the Participant's consent.

22.  REGULATORY APPROVALS AND LISTINGS

      Notwithstanding anything contained in this Plan to the contrary, the Company shall have no obligation to issue or deliver certificates of Common Stock evidencing Awards resulting in the payment of Common Stock prior to (a) the obtaining of any approval from any governmental agency which the Company shall, in its sole discretion, determine to be necessary or advisable, (b) the admission of such shares to listing on the stock exchange on which the Common Stock may be listed, and (c) the completion of any registration or other qualification of said shares under any state or federal law or ruling of any governmental body which the Company shall, in its sole discretion, determine to be necessary or advisable.

23.  NO RIGHT TO CONTINUED EMPLOYMENT OR GRANTS

      Participation in the Plan shall not give any Participant any right to remain in the employ of the Company or any Subsidiary. The Company or, in the case of employment with a Subsidiary, the Subsidiary, reserves the right to terminate any Participant at any time. Further, the adoption of this Plan shall not be deemed to give any person any right to be selected as a Participant or to be granted an Award.

24.  AMENDMENT

      The Board may suspend or terminate the Plan at any time. In addition, the Board may, from time to time, amend the Plan in any manner, provided however, that any such amendment may be subject to stockholder approval (i) at the discretion of the Board and (ii) to the extent that shareholder approval may be required by law, including, but not limited to, the requirements of Rule 16b-3 under the Exchange Act, or any successor rule or regulation.

25.  CHANGE IN CONTROL AND CHANGE IN OWNERSHIP

      (a) Background. All Participants shall be eligible for the treatment afforded by this paragraph 25 if there is a Change in Ownership or if their employment terminates within two years following a Change in Control, unless the termination is due to (i) death; (ii) disability entitling the Participant to benefits under his employer's long-term disability plan; (iii) Cause; (iv) resignation by the Participant other than for Good Reason; or (v) retirement entitling the Participant to benefits under his employer's retirement plan.

      (b) Vesting and Lapse of Restrictions. If a Participant is eligible for treatment under this paragraph 25, (i) all of the terms and conditions in effect on any unexercised, unearned, unpaid or deferred Awards shall immediately lapse as of the Acceleration Date; (ii) no other terms or conditions shall be imposed upon any Awards on or after such date, and in no event shall any Award be forfeited on or after such date; and (iii) all of his unexercised, unvested, unearned and/or unpaid Awards or any other outstanding Awards shall automatically become one hundred percent (100%) vested immediately upon such date.

      (c) Dividends and Dividend Equivalents. If a Participant is eligible for treatment under this paragraph 25, all unpaid dividends and dividend equivalents and all interest accrued thereon, if any, shall be treated and paid under this paragraph 25 in the identical manner and time as the Award under which such dividends or dividend equivalents have been credited. For example, if upon a Change in Ownership, an Award under this paragraph 25 is to be paid in a prorated fashion, all unpaid dividends and dividend equivalents with respect to such Award shall be paid according to the same formula used to determine the amount of such prorated Award.

      (d) Treatment of Performance Units and Performance Shares. If a Participant holding either performance units or performance shares is eligible for treatment under this paragraph 25, the provisions of this paragraph (d) shall determine the manner in which such performance units and/or performance shares shall be paid to him. For purposes of making such payment, each "current performance period" (defined to mean a performance period or term of a performance unit or performance share which period or term has commenced but not yet ended), shall be treated as terminating upon the Acceleration Date, and for each such "current performance period" and each "completed performance period" (defined to mean a performance period or term of a performance unit or performance share which has ended but for which the Committee has not, on the Acceleration Date, made a determination as to whether and to what degree the performance or service objectives for such period have been attained), it shall be assumed that the performance or service objectives have been attained at a level of one hundred percent (100%) or the equivalent thereof. If the Participant is participating in one or more "current performance periods," he shall be considered to have earned and, therefore, to be entitled to receive, a prorated portion of the Awards previously granted to him for each such performance period. Such prorated portion shall be determined by multiplying the number of performance shares or performance units, as the case may be, granted to the Participant by a fraction, the numerator of which is the total number of whole and partial years (with each partial year being treated as a whole year) that have elapsed since the beginning of the performance period, and the denominator of which is the total number of years in such performance period. A Participant in one or more "completed performance periods" shall be considered to have earned and, therefore, be entitled to receive all the performance shares and performance units previously granted to him during each performance period.

      (e) Valuation of Awards. If a Participant is eligible for treatment under this paragraph 25, his Awards (including those earned as a result of the application of paragraph 25(d) above) shall be valued and cashed out on the basis of the Change in Control Price.

      (f) Payment of Awards. If a Participant is eligible for treatment under this paragraph 25, whether or not he is still employed by the Company or a Subsidiary, he shall be paid, in a single lump sum cash payment, as soon as practicable but in no event later than 90 days after the Acceleration Date, for all outstanding Units of Common Stock, Independent and Combination SARs, stock options (including incentive stock options), performance units (including those earned as a result of the application of paragraph 25(d) above), and performance shares (including those earned as a result of paragraph 25(d) above), and all other outstanding Awards, including those granted by the Committee pursuant to its authority under paragraph 3(h) hereof.

      (g) Deferred Awards. If a Participant is eligible for treatment under this paragraph 25, all deferred Awards for which payment has not been received as of the Acceleration Date shall be paid in a single lump sum cash payment as soon as practicable, but in no event later than 90 days after such date. For purposes of making such payment, the value of all Awards which are stock-based shall be determined by the Change in Control Price.

      (h) Miscellaneous. Upon a Change in Control or a Change in Ownership, (i) the provisions of paragraphs 16, 20 and 21 hereof shall become null and void and of no force and effect insofar as they apply to a Participant who has been terminated under the conditions described in (a) above; and (ii) no action shall be taken which would affect the rights of any Participant or the operation of the Plan with respect to any Award to which the Participant may have become entitled hereunder on or prior to the date of the Change in Control or Change in Ownership or to which he may become entitled as a result of such Change in Control or Change in Ownership.

      (i) Legal Fees. The Company shall pay all legal fees and related expenses incurred by a Participant in seeking to obtain or enforce any payment, benefit or right he may be entitled to under the Plan after a Change in Control or Change in Ownership; provided, however, the Participant shall be required to repay any such amounts to the Company to the extent a court of competent jurisdiction issues a final and non-appealable order setting forth the determination that the position taken by the Participant was frivolous or advanced in bad faith.

26.  NO RIGHT, TITLE OR INTEREST IN COMPANY ASSETS

      No Participant shall have any rights as a stockholder as a result of participation in the Plan until the date of issuance of a stock certificate in his name, and, in the case of Restricted Stock, stock options, performance shares or any other stock-based grant, such rights are granted to the Participant under paragraph 10(c) hereof. To the extent any person acquires a right to receive payments from the Company under this Plan, such rights shall be no greater than the rights of an unsecured creditor of the Company.

                                    EXHIBIT B

UNDERLINED LANGUAGE WILL BE ADDED
"LINED-OUT" LANGUAGE WILL BE DELETED

                            NATIONAL FUEL GAS COMPANY
                           1993 AWARD AND OPTION PLAN

                           AS AMENDED OCTOBER 27, 1995
                     DECEMBER 11, 1996 AND DECEMBER 18, 1996

         1.     PURPOSE

                The purposes of the Plan are to advance the interests of the Company and its stockholders, by providing a long-term incentive compensation program that will be an incentive to the Key Employees of the Company and its Subsidiaries whose contributions are important to the continued success of the Company and its Subsidiaries, and by enhancing their ability to attract and retain in their employ highly qualified persons for the successful conduct of their businesses.

         2.     DEFINITIONS

                2.1 "Acceleration Date" means (i) in the event of a Change in Ownership, the date on which such change occurs, or (ii) with respect to a Participant who is eligible for treatment under paragraph 25 hereof on account of the termination of his employment following a Change in Control, the date on which such termination occurs.

                2.2 "Award" means any form of stock option, stock appreciation right, Restricted Stock, performance unit, performance share or other incentive award granted by the Committee to a Participant under the Plan pursuant to such terms and conditions as the Committee may establish. An Award may be granted singly, in combination or in the alternative.

                2.3 "Award Notice" means a written notice from the Company to a Participant that sets forth the terms and conditions of an Award in addition to those established by this Plan and by the Committee's exercise of its administrative powers.

                2.4    "Board" means the Board of Directors of the Company.

                2.5 "Cause" means (i) the willful and continued failure by a Key Employee to substantially perform his duties with his employer after written warnings specifically identifying the lack of substantial performance are delivered to him by his employer, or (ii) the willful engaging by a Key Employee in illegal conduct which is materially and demonstrably injurious to the Company or a Subsidiary.

                2.6 "Change in Control" shall be deemed to have occurred at such time as (i) any "person" within the meaning of Section 14(d) of the Exchange Act, other than the Company, a Subsidiary, or any employee benefit plan or plans sponsored by the Company or any Subsidiary, is or has become the "beneficial owner," as defined in Rule 13d-3 under the Exchange Act, directly or indirectly, of twenty percent (20%) or more of the combined voting power of the outstanding securities of the Company ordinarily having the right to vote at the election of directors, or (ii) approval by the stockholders of the Company of (a) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of stock of the Company would be converted into cash, securities or other property, other than a consolidation or merger of the Company in which the common stockholders of the Company immediately prior to the consolidation or merger have substantially the same proportionate ownership of common stock of the surviving corporation immediately after the consolidation or merger as immediately before, or (b) any consolidation or merger in which the Company is the continuing or surviving corporation but in which the common stockholders of the Company immediately prior to the consolidation or merger do not hold at least a majority of the outstanding common stock of the continuing or surviving corporation (except where such holders of Common Stock hold at least a majority of the common stock of the corporation which owns all of the common stock of the Company), or (c) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all the assets of the Company, or (iii) individuals who constitute the Board on February 17, 1993 (the "Incumbent Board") have ceased for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to February 17, 1993 whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least three-quarters ( 3/4) of the directors comprising the Incumbent Board (either by specific vote or by approval of the proxy statement of the Company in which such person is named as nominee for director without objection to such nomination) shall be, for purposes of this Plan, considered as though such person were a member of the Incumbent Board.

                2.7 "Change in Control Price" means, in respect of a Change in Control, the highest closing price per share paid for the purchase of Common Stock on the New York Stock Exchange, another national stock exchange or the National Association of Securities Dealers Automated Quotation System during the ninety (90) day period ending on the date the Change in Control occurs, and in respect of a Change in Ownership, the highest closing price per share paid for the purchase of Common Stock on the New York Stock Exchange, another national stock exchange or the National Association of Securities Dealers Automated Quotation System during the ninety (90) day period ending on the date the Change in Ownership occurs.

                2.8 "Change in Ownership" means a change which results directly or indirectly in the Company's Common Stock ceasing to be actively traded on a national securities exchange or the National Association of Securities Dealers Automated Quotation System.

                2.9 "Code" means the Internal Revenue Code of 1986, as amended from time to time.

                2.10 "Committee" means the Compensation Committee of the Board, or such other committee designated by the Board as authorized to administer the Plan. The Committee shall consist of not less than two (2) members of the Board, each of whom shall be a Disinterested Board Member. A Disinterested Board Member means a member who (a) is not a current employee of the Company or a Subsidiary,
(b) is not a former employee of the Company or a Subsidiary who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the taxable year, (c) has not been an officer of the Company, (d) does not receive remuneration from the Company or a Subsidiary, either directly or indirectly, in any capacity other than as a director and (e) does not possess an interest in any other transaction, and is not engaged in a business relationship, for which disclosure would be required pursuant to Item 404(a) or (b) of Regulation S-K under the Securities Act of 1933, as amended. The term Disinterested Board Member shall be interpreted in such manner as shall be necessary to conform to the requirements of Section 162(m) of the Code and Rule 16b-3 promulgated under the Exchange Act.

                2.11  "Common Stock" means the common stock of the Company.

                2.12  "Company" means National Fuel Gas Company.

                2.13 "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

                2.14 "Fair Market Value" of a share of Common Stock on any date means the average of the high and low sales prices of a share of Common Stock as reflected in the report of consolidated trading of New York Stock Exchange-listed securities for that date (or, if no such shares were publicly traded on that date, the next preceding date that such shares were so traded) published in The Wall Street Journal or in any other publication selected by the Committee; provided, however, that if shares of Common Stock shall not have been publicly traded for more than ten (10) days immediately preceding such date, then the Fair Market Value of a share of Common Stock shall be determined by the Committee in such manner as it may deem appropriate.

                2.15 "Good Reason" means a good faith determination made by a Participant that there has been any (i) material change by the Company of the Participant's functions, duties or responsibilities which change could cause the Participant's position with the Company to become of less dignity, responsibility, importance, prestige or scope, including, without limitation, the assignment to the Participant of duties and responsibilities inconsistent with his positions, (ii) assignment or reassignment by the Company of the Participant without the Participant's consent, to another place of employment more than 30 miles from the Participant's current place of employment, or (iii) reduction in the Participant's total compensation or benefits or any component thereof, provided in each case that the Participant shall specify the event relied upon for such determination by written notice to the Board at any time within six months after the occurrence of such event.

                2.16 "Key Employee" means an officer or other key employee of the Company or a Subsidiary as determined by the Committee.

                2.17 "Participant" means any individual to whom an Award has been granted by the Committee under this Plan.

                2.18 "Plan" means the National Fuel Gas Company 1993 Award and Option Plan.

                2.19 "Pre-Split" and "Post-Split" means before and after giving effect to the two-for-one stock split of all shares outstanding at close of business August 24, 2001, to be effective on September 7, 2001.

                2.20 "Restricted Stock" means an Award granted pursuant to paragraph 10 hereof.

                2.21 "Subsidiary" means a corporation or other business entity in which the Company directly or indirectly has an ownership interest of eighty percent (80%) or more.

                2.22 "Unit" means a bookkeeping entry used by the Company to record and account for the grant of the following Awards until such time as the Award is paid, cancelled, forfeited or terminated, as the case may be: Units of Common Stock, performance units, and performance shares which are expressed in terms of Units of Common Stock.

         3.     ADMINISTRATION

                The Plan shall be administered by the Committee. The Committee shall have the authority to: (a) interpret the Plan; (b) establish such rules and regulations as it deems necessary for the proper administration of the Plan;
(c) select Key Employees to receive Awards under the Plan; (d) determine the form of an Award, whether a stock option, stock appreciation right, Restricted Stock, performance unit, performance share, or other incentive award established by the Committee in accordance with (h) below, the number of shares or Units subject to the Award, all the terms and conditions of an Award, including the time and conditions of exercise or vesting; (e) determine whether Awards would be granted singly, in combination or in the alternative; (f) grant waivers of Plan terms and conditions, provided that any such waiver granted to an executive officer of the Company shall not be inconsistent with Section 16 of the Exchange Act and the rules promulgated thereunder; (g) accelerate the vesting, exercise or payment of any Award or the performance period of an Award when any such action would be in the best interest of the Company; (h) establish such other types of Awards, besides those specifically enumerated in paragraph 2.2 hereof, which the Committee determines are consistent with the Plan's purposes; and (i) take any and all other action it deems advisable for the proper administration of the Plan. The Committee shall also have the authority to grant Awards in replacement of Awards previously granted under this Plan or any other executive compensation or stock option plan of the Company or a Subsidiary. All determinations of the Committee shall be made by a majority of its members, and its determinations shall be final, binding and conclusive. The Committee, in its discretion, may delegate its authority and duties under the Plan to the Chief Executive Officer or to other senior officers of the Company to the extent permitted by Section 16 of the Exchange Act and notwithstanding any other provision of this Plan or an Award Notice, under such conditions as the Committee may establish; provided, however, that only the Committee may select and grant Awards and render other decisions as to the timing, pricing and amount of Awards to Participants who are subject to Section 16 of the Exchange Act.

         4.     ELIGIBILITY

                Any Key Employee is eligible to become a Participant of the Plan.

         5.     SHARES AVAILABLE

                The maximum number of post-split shares of Common Stock, $1.00 par value, of the Company which shall be available for grant of Awards under the Plan (including incentive stock options) during its term shall not exceed 4,290,900; subject to adjustment as provided in paragraph 18. Awards covering no more than 650,000 post-split shares of Common Stock (subject to adjustment as provided in paragraph 18) may be granted to any Participant in any fiscal year of the Company. The 1,090,900 post-split shares made available by the Plan Amendment approved at the 2001 Special Meeting of Shareholders will be available only for Awards of stock options. Any shares of Common Stock related to Awards which terminate by expiration, forfeiture, cancellation or otherwise without the issuance of such shares, are settled in cash in lieu of Common Stock, or are exchanged with the Committee's permission for Awards not involving Common Stock, shall be available again for grant under the Plan, provided, however, that if dividends or dividend equivalents pursuant to paragraph 14, or other benefits of share ownership (not including the right to vote the shares) have been received by the Participant in respect of an Award prior to such termination, settlement or exchange, the shares which were the subject of the Award shall not again be available for grant under the Plan. Further, any shares of Common Stock which are used by a Participant for the full or partial payment to the Company of the purchase price of shares of Common Stock upon exercise of a stock option, or for any withholding taxes due as a result of such exercise, shall again be available for Awards under the Plan. Similarly, shares of Common Stock with respect to which an Alternative SAR has been exercised and paid in cash shall again be available for grant under the Plan. Shares to which independent or combination SARs relate shall not count against the 4,290,900 post-split limit set forth in this paragraph 5. The shares of Common Stock available for issuance under the Plan may be authorized and unissued shares or treasury shares. The number of shares of Common Stock issued under this Plan on or before August 24, 2001 was doubled pursuant to the two-for-one stock split effective September 7, 2001. The additional shares issued under this Plan as a result of that stock split count against the 4,290,900 shares of post-split stock available as set forth in paragraph 5(a) for grant of Awards under this Plan.

         6.     TERM

                The Plan shall become effective as of February 18, 1993, subject to its approval by the Company's stockholders at the 1993 Annual Meeting of Stockholders and subject to the approval of the Securities and Exchange Commission under the Public Utility Holding Company Act of 1935, as amended. No Awards shall be exercisable or payable before these approvals of the Plan have been obtained. Awards shall not be granted pursuant to the Plan after February 17, 2003; provided, however, that incentive stock options shall not be granted pursuant to the Plan after December 9, 2002.

         7.     PARTICIPATION

                The Committee shall select Participants, determine the type of Awards to be made, and establish in the related Award Notices the applicable terms and conditions of the Awards in addition to those set forth in this Plan and the administrative rules issued by the Committee.

         8.     STOCK OPTIONS

                (a) Grants. Awards may be granted in the form of stock options. These stock options may be incentive stock options within the meaning of Section 422 of the Code or non-qualified stock options (i.e., stock options which are not incentive stock options), or a combination of both.

                (b) Terms and Conditions of Options. Unless the Award Notice provides otherwise, an option shall be exercisable in whole or in part. The price at which Common Stock may be purchased upon exercise of a stock option shall be established by the Committee, but such price shall not be less than the Fair Market Value of the Common Stock on the date of the stock option's grant. An Award Notice evidencing a stock option may, in the discretion of the Committee, provide that a Participant who pays the option price of a stock option by an exchange of shares of Common Stock previously owned by the Participant shall automatically be issued a new stock option to purchase additional shares of Common Stock equal to the number of shares of Common Stock so exchanged. Such new stock option shall have an option price equal to the Fair Market Value of the Common Stock on the date such new stock option is issued and shall be subject to such other terms and conditions as the Committee deems appropriate. Unless the Award Notice provides otherwise, each incentive stock option shall first become exercisable on the first anniversary of its date of grant, and each non-qualified stock option shall first become exercisable on the first anniversary of its date of grant, or, if earlier (i) on the date of the Participant's death occurring after the date of grant, (ii) six months after the date of grant, if the Participant has voluntarily resigned on or after his 60th birthday, after the date of grant, and before such six months, or (iii) on the date of the Participant's voluntary resignation on or after his 60th birthday and at least six months after the date of grant. Unless the Award Notice provides otherwise, each non-qualified stock option shall expire on the day after the tenth anniversary of its date of grant, and incentive stock options and non-qualified stock options granted in combination may be exercised separately.

                (c) Restrictions Relating to Incentive Stock Options. Stock options issued in the form of incentive stock options shall, in addition to being subject to all applicable terms and conditions established by the Committee, comply with Section 422 of the Code. Accordingly, the aggregate Fair Market Value (determined at the time the option was granted) of the Common Stock with respect to which incentive stock options are exercisable for the first time by a Participant during any calendar year (under this Plan or any other plan of the Company or any of its Subsidiaries) shall not exceed $100,000 (or such other limit as may be required by the Code). Unless the Award Notice provides a shorter period, each incentive stock option shall expire on the tenth anniversary of its date of grant. The number of post-split shares of Common Stock that shall be available for incentive stock options granted under the Plan is 4,290,900.

                (d) Exercise of Option. Upon exercise, the option price of a stock option may be paid in cash, shares of Common Stock, shares of Restricted Stock, a combination of the foregoing, or such other consideration as the Committee may deem appropriate. The Committee shall establish appropriate methods for accepting Common Stock, whether restricted or unrestricted, and may impose such conditions as it deems appropriate on the use of such Common Stock to exercise a stock option. The Committee, in its sole discretion, may establish procedures whereby a Participant to the extent permitted by and subject to the requirements of Rule 16b-3 under the Exchange Act, Regulation T issued by the Board of Governors of the Federal Reserve System pursuant to the Exchange Act, federal income tax laws, and other federal, state and local tax and securities laws, can exercise an option or a portion thereof without making a direct payment of the option price to the Company. If the Committee so elects to establish a cashless exercise program, the Committee shall determine, in its sole discretion and from time to time, such administrative procedures and policies as it deems appropriate. Such procedures and policies shall be binding on any Participant wishing to utilize the cashless exercise program.

         9.     STOCK APPRECIATION RIGHTS

                (a) Grants and Valuation. Awards may be granted in the form of stock appreciation rights ("SARs") until June 15, 2001. SARs may be granted singly ("Independent SARs"), in combination with all or a portion of a related stock option under the Plan ("Combination SARs"), or in the alternative ("Alternative SARs"). Combination or Alternative SARs may be granted either at the time of the grant of related stock options or at any time thereafter during the term of the stock options. Combination SARs shall be subject to paragraph 9(b) hereof. Alternative SARs shall be subject to paragraph 9(c) hereof. Independent SARs shall be subject to paragraph 9(d) hereof. Unless this Plan or the Award Notice provides otherwise, SARs shall entitle the recipient to receive a payment equal to the appreciation in the Fair Market Value of a stated number of shares of Common Stock from the award date to the date of exercise. In the case of SARs granted in combination with, or in the alternative to, stock options granted prior to the grant of such SARs, the appreciation in value is from the option price of such related stock option to the Fair Market Value on the date of exercise. Unless this Plan or the Award Notice provides otherwise, SARs granted in conjunction with stock options shall be Combination SARs, and all SARs shall be exercisable between one year and ten years and one day after the date of their award.

                (b) Terms and Conditions of Combination SARs. Both the stock options granted in conjunction with Combination SARs and the Combination SARs may be exercised. Combination SARs shall be exercisable only to the extent the related stock option is exercisable, and the base from which the value of the Combination SARs is measured at its exercise shall be the option price of the related stock option. Combination SARs may be exercised either together with the related stock option or separately. If a Participant exercises a Combination SAR or related stock option, but not both, the other shall remain outstanding and shall remain exercisable during the entire exercise period.

                (c) Terms and Conditions of Alternative SARs. Either the stock options granted in the alternative to Alternative SARs or the Alternative SARs may be exercised, but not both. Alternative SARs shall be exercisable only to the extent that the related stock option is exercisable, and the base from which the value of the Alternative SARs is measured at its exercise shall be the option price of the related stock option. If related stock options are exercised as to some or all of the shares covered by the Award, the related Alternative SARs shall be cancelled automatically to the extent of the number of shares covered by the stock option exercise. Upon exercise of Alternative SARs as to some or all of the shares covered by the Award, the related stock option shall be cancelled automatically to the extent of the number of shares covered by such exercise, and such shares shall again be eligible for grant in accordance with paragraph 5 hereof.

                (d) Terms and Conditions of Independent SARs. Independent SARs shall be exercisable in whole or in such installments and at such time as may be determined by the Committee. The base price from which the value of an Independent SAR is measured shall also be determined by the Committee; provided, however, that such price shall not be less than the Fair Market Value of the Common Stock on the date of the grant of the Independent SAR.

                (e) Deemed Exercise. The Committee may provide that an SAR shall be deemed to be exercised at the close of business on the scheduled expiration date of such SAR, if at such time the SAR by its terms remains exercisable and, if so exercised, would result in a payment to the holder of such SAR.

         (f) Conversion of SARs to Non-Qualified Stock Options. Each unexercised SAR shall be convertible to a non-qualified option to purchase one share of Common Stock, at the option of the Committee and with the consent of the Participant to whom that SAR was awarded (or his successor or assignee). Such an option will have the same exercise price and expiration date as did the converted SAR, and will have the same other terms and conditions as the other non-qualified stock options issued to the same Participant and on the same day as the converted SAR. A share issued upon exercise of such an option will count against the 4,290,900 post-split shares available under paragraph 5(a). For purposes of the limit set forth in paragraph 5(a) that Awards covering no more than 600,000 post-split shares of Common Stock may be granted to a Participant in a fiscal year, the conversion of a SAR into an option in accordance with this paragraph 9(f) will not count as an Award granted in the fiscal year in which the conversion takes place.

         10.    RESTRICTED STOCK

                (a) Grants. Awards may be granted in the form of Restricted Stock. Shares of Restricted Stock shall be awarded in such amounts and at such times during the term of the Plan as the Committee shall determine.

                (b) Award Restrictions. Restricted Stock shall be subject to such terms and conditions as the Committee deems appropriate, including restrictions on transferability and continued employment. No more than 50,000 restricted shares may be issued in a single fiscal year. The Committee may modify or accelerate the delivery of shares of Restricted Stock under such circumstances as it deems appropriate.

                (c) Rights as Stockholders. During the period in which any shares of Restricted Stock are subject to the restrictions imposed under paragraph 10(b), the Committee may, in its discretion, grant to the Participant to whom shares of Restricted Stock have been awarded all or any of the rights of a stockholder with respect to such shares, including, but not by way of limitation, the right to vote such shares and to receive dividends.

                (d) Evidence of Award. Any shares of Restricted Stock granted under the Plan may be evidenced in such manner as the Committee deems appropriate, including, without limitation, book-entry registration or issuance of a stock certificate or certificates.

         11.    PERFORMANCE UNITS

                (a) Grants. Awards may be granted in the form of performance units. Performance units shall refer to the Units valued by reference to designated criteria established by the Committee, other than Units which are expressed in terms of Common Stock.

                (b) Performance or Service Criteria. Performance units shall be contingent on the attainment during a performance period of certain performance and/or service objectives. The length of the performance period, the performance or service objectives to be achieved, and the extent to which such objectives have been attained shall be conclusively determined by the Committee in the exercise of its absolute discretion. Performance and service objectives may be revised by the Committee during the performance period, in order to take into consideration any unforeseen events or changes in circumstances.

         12.    PERFORMANCE SHARES

                (a) Grants. Awards may be granted in the form of performance shares. Performance shares shall refer to shares of Common Stock or Units which are expressed in terms of Common Stock, including shares of phantom stock.

                (b) Performance or Service Criteria. Performance shares shall be contingent upon the attainment during a performance period of certain performance or service objectives. The length of the performance period, the performance or service objectives to be achieved, and the extent to which such objectives have been attained shall be conclusively determined by the Committee in the exercise of its absolute discretion. Performance and service objectives may be revised by the Committee during the performance period, in order to take into consideration any unforeseen events or changes in circumstances.

         13.    PAYMENT OF AWARDS

                At the discretion of the Committee, payment of Awards may be made in cash, Common Stock, a combination of cash and Common Stock, or any other form of property as the Committee shall determine.

         14.    DIVIDENDS AND DIVIDEND EQUIVALENTS

                If an Award is granted in the form of Restricted Stock, stock options, or performance shares, or in the form of any other stock-based grant, the Committee may, at any time up to the time of payment, include as part of an Award an entitlement to receive dividends or dividend equivalents, subject to such terms and conditions as the Committee may establish. Dividends and dividend equivalents shall be paid in such form and manner (i.e., lump sum or installments), and at such time as the Committee shall determine. All dividends or dividend equivalents which are not paid currently may, at the Committee's discretion, accrue interest, be reinvested into additional shares of Common Stock or, in the case of dividends or dividend equivalents credited in connection with performance shares, be credited as additional performance shares and paid to the Participant if and when, and to the extent that, payment is made pursuant to such Award.

         15.    DEFERRAL OF AWARDS

                At the discretion of the Committee, the receipt of the payment of shares of Restricted Stock, performance shares, performance units, dividends, dividend equivalents, or any portion thereof, may be deferred by a Participant until such time as the Committee may establish. All such deferrals shall be accomplished by the delivery of a written, irrevocable election by the Participant prior to such time payment would otherwise be made, on a form provided by the Company. Further, all deferrals shall be made in accordance with administrative guidelines established by the Committee to ensure that such deferrals comply with all applicable requirements of the Code and its regulations. Deferred payments shall be paid in a lump sum or installments, as determined by the Committee. The Committee may also credit interest, at such rates to be determined by the Committee, on cash payments that are deferred and credit dividends or dividend equivalents on deferred payments denominated in the form of Common Stock.

         16.    TERMINATION OF EMPLOYMENT

                (a) General Rule. Subject to paragraph 20, if a Participant's employment with the Company or a Subsidiary terminates for a reason other than death, disability, retirement, or any approved reason, all unexercised, unearned or unpaid. Awards shall be cancelled or forfeited as the case may be, unless otherwise provided in this paragraph or in the Participant's Award Notice. The Committee shall have the authority to promulgate rules and regulations to (i) determine what events constitute disability, retirement, or termination for an approved reason for purposes of the

Plan, and (ii) determine the treatment of a Participant under the Plan in the event of his death, disability, retirement, or termination for an approved reason.

                (b) Incentive Stock Options. Unless the Award Notice provides otherwise, any incentive stock option which has not theretofore expired, shall terminate upon termination of the Participant's employment with the Company whether by death or otherwise, and no shares of Common Stock may thereafter be purchased pursuant to such incentive stock option, except that:

                       (i) Upon termination of employment (other than by death), a Participant may, within three months after the date of termination of employment, purchase all or part of any shares of Common Stock which the Participant was entitled to purchase under such incentive stock option on the date of termination of employment.

                       (ii) Upon the death of any Participant while employed with the Company or within the three-month period referred to in paragraph 16(b)(i) above, the Participant's estate or the person to whom the Participant's rights under the incentive stock option are transferred by will or the laws of descent and distribution may, within one year after the date of the Participant's death, purchase all or part of any shares of Common Stock which the Participant was entitled to purchase under such incentive stock option on the date of death.

                       Notwithstanding anything in this paragraph 16(b) to the contrary, the Committee may at any time within the three-month period after the date of termination of a Participant's employment, with the consent of the Participant, the Participant's estate or the person to whom the Participant's rights under the incentive stock options are transferred by will or the laws of descent and distribution, extend the period for exercise of the Participant's incentive stock options to any date not later than the date on which such incentive stock options would have otherwise expired absent such termination of employment. Nothing in this paragraph 16(b) shall authorize the exercise of an incentive stock option after the expiration of the exercise period therein provided, nor later than ten years after the date of grant.

                (c) Non-Qualified Stock Options. Unless the Award Notice provides otherwise, any non-qualified stock option which has not theretofore expired shall terminate upon termination of the Participant's employment with the Company, and no shares of Common Stock may thereafter be purchased pursuant to such non-qualified stock option, except that:

                       (i) Upon termination of employment for any reason other than death, discharge by the Company for cause, or voluntary resignation of the Participant prior to age 60, a Participant may, within five years after the date of termination of employment, exercise all or part of the non-qualified stock option which the Participant was entitled to exercise on the date of termination of employment or subsequently becomes eligible to exercise pursuant to paragraph 8(b) above.

                       (ii) Upon the death of a Participant while employed with the Company or within the period referred to in paragraph 16(c)(i) above, the Participant's estate or the person to whom the Participant's rights under the non-qualified stock option are transferred by will or the laws of descent and distribution may, within five years after the date of the Participant's death while employed, or within the period referred to in paragraph 16(c)(i) above, exercise all or part of the non-qualified stock option which the Participant was entitled to exercise on the date of death.

                      Nothing in this paragraph 16(c) shall authorize the exercise of a non-qualified stock option later than the exercise period set forth in the Award Notice.

         17.    NONASSIGNABILITY

                No Award under the Plan shall be subject in any manner to alienation, anticipation, sale, transfer (except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order), assignment, pledge or encumbrance, except that all awards of nonqualified stock options or SAR's shall be transferable without consideration, subject to all the terms and conditions to which such nonqualified stock options or SARs are otherwise subject, to (i) members of a Participant's immediate family as defined in Rule 16a-1 promulgated under the Exchange Act, or any successor rule or regulation, (ii) trusts for the exclusive benefit of the Participant or such immediate family members or (iii) entities which are wholly-owned by the Participant or such immediate family members, provided that (x) there may be no consideration for any such transfer, and (y) subsequent transfers of transferred options shall be prohibited except those by will or the laws of descent and distribution. Following transfer, any such options shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, and except as provided in the next sentence, the term "Participant" shall be deemed to refer to the transferee. The events of termination of employment under Section 16(c) hereof shall continue to be applied with reference to the original Participant and following the termination of employment of the original Participant, the options shall be exercisable by the transferee only to the extent, and for the periods specified in Section 16(c), that the original Participant could have exercised such option. Except as expressly permitted by this paragraph, an Award shall be exercisable during the Participant's lifetime only by him.

         18.    ADJUSTMENT OF SHARES AVAILABLE

                (a) Changes in Stock. In the event of changes in the Common Stock by reason of a Common Stock dividend or stock split-up or combination, appropriate adjustment shall be made by the Committee in the aggregate number of shares available under the Plan and the number of shares, SARs, performance shares, Common Stock units and other stock-based interests subject to outstanding Awards, without, in the case of stock options, change in the aggregate purchase price to be paid therefor. Such proper adjustment as may be deemed equitable may be made by the Committee in its discretion to give effect to any other change affecting the Common Stock.

                (b) Changes in Capitalization. In case of a merger or consolidation of the Company with another corporation, a reorganization of the Company, a reclassification of the Common Stock of the Company, a spin-off of a significant asset, or other changes in the capitalization of the Company, appropriate provision shall be made for the protection and continuation of any outstanding Awards by either (i) the substitution, on an equitable basis, of appropriate stock or other securities or other consideration to which holders of Common Stock of the Company will be entitled pursuant to such transaction or succession of transactions, or (ii) by appropriate adjustment in the number of shares issuable pursuant to the Plan, the number of shares covered by outstanding Awards, the option price of outstanding stock options, the exercise price of outstanding SARs, the performance or service criteria or performance period of outstanding performance units, and the performance or service criteria or performance period of outstanding performance shares, as deemed appropriate by the Committee.

         19.    WITHHOLDING TAXES

                The Company shall be entitled to deduct from any payment under the Plan, regardless of the form of such payment, the amount of all applicable income and employment taxes required by law to be withheld with respect to such payment or may require the participant to pay to it such tax prior to and as a condition of the making of such payment. A Participant may pay the amount of taxes required by law to be withheld from an Award by requesting that the Company withhold from any payment of Common Stock due as a result of such Award, or by delivering to the Company, shares of Common Stock having a Fair Market Value less than or equal to the amount of such required withholding taxes.

         20.    NONCOMPETITION PROVISION

                Notwithstanding anything contained in this Plan to the contrary, unless the Award Notice specifies otherwise, a Participant shall forfeit all unexercised, unearned, and/or unpaid Awards, including Awards earned but not yet paid, all unpaid dividends and dividend equivalents, and all interest, if any, accrued on the foregoing if, (i) in the opinion of the Committee, the Participant, without the written consent of the Company, engages directly or indirectly in any manner or capacity as principal, agent, partner, officer, director, employee, or otherwise, in any business or activity competitive with the business conducted by the Company or any Subsidiary; or (ii) the Participant performs any act or engages in any activity which in the opinion of the Committee is inimical to the best interests of the Company. In addition, the Committee may, in its discretion, condition the deferral of any Award, dividend, or dividend equivalent under paragraph 15 hereof on a Participant's compliance with the terms of this paragraph 20, and cause such a Participant to forfeit any payment which is so deferred if the Participant fails to comply with the terms hereof.

         21.    AMENDMENTS TO AWARDS

                The Committee may at any time unilaterally amend any unexercised, unearned, or unpaid Award, including Awards earned but not yet paid, to the extent it deems appropriate; provided, however, that any such amendment which is adverse to the Participant shall require the Participant's consent.

         22.    REGULATORY APPROVALS AND LISTINGS

                Notwithstanding anything contained in this Plan to the contrary, the Company shall have no obligation to issue or deliver certificates of Common Stock evidencing Awards resulting in the payment of Common Stock prior to (a) the obtaining of any approval from any governmental agency which the Company shall, in its sole discretion, determine to be necessary or advisable, (b) the admission of such shares to listing on the stock exchange on which the Common Stock may be listed, and (c) the completion of any registration or other qualification of said shares under any state or federal law or ruling of any governmental body which the Company shall, in its sole discretion, determine to be necessary or advisable.

         23.    NO RIGHT TO CONTINUED EMPLOYMENT OR GRANTS

                Participation in the Plan shall not give any Key Employee any right to remain in the employ of the Company or any Subsidiary. The Company or, in the case of employment with a Subsidiary, the Subsidiary, reserves the right to terminate any Key Employee at any time. Further, the adoption of this Plan shall not be deemed to give any person any right to be selected as a Participant or to be granted an Award.

         24.    AMENDMENT

                The Board may suspend or terminate the Plan at any time. In addition, the Board may, from time to time, amend the Plan in any manner, provided, however, that any such amendment may be subject to stockholder approval (i) at the discretion of the Board and (ii) to the extent that shareholder approval may be required by law, including, but not limited to, the requirements of Rule 16b-3 under the Exchange Act, or any successor rule or regulation.

         25.    CHANGE IN CONTROL AND CHANGE IN OWNERSHIP

                (a) Background. All Participants shall be eligible for the treatment afforded by this paragraph 25 if there is a Change in Ownership or if their employment terminates within two years following a Change in Control, unless the termination is due to (i) death; (ii) disability entitling the Participant to benefits under his employer's long-term disability plan; (iii) Cause; (iv) resignation by the Participant other than for Good Reason; or (v) retirement entitling the Participant to benefits under his employer's retirement plan.

                (b) Vesting and Lapse of Restrictions. If a Participant is eligible for treatment under this paragraph 25, (i) all of the terms and conditions in effect on any unexercised, unearned, unpaid or deferred Awards shall immediately lapse as of the Acceleration Date; (ii) no other terms or conditions shall be imposed upon any Awards on or after such date, and in no event shall any Award be forfeited on or after such date; and (iii) all of his unexercised, unvested, unearned and/or unpaid Awards or any other outstanding Awards shall automatically become one hundred percent (100%) vested immediately upon such date.

                (c) Dividends and Dividend Equivalents. If a Participant is eligible for treatment under this paragraph 25, all unpaid dividends and dividend equivalents and all interest accrued thereon, if any, shall be treated and paid under this paragraph 25 in the identical manner and time as the Award under which such dividends or dividend equivalents have been credited. For example, if upon a Change in Ownership, an Award under this paragraph 25 is to be paid in a prorated fashion, all unpaid dividends and dividend equivalents with respect to such Award shall be paid according to the same formula used to determine the amount of such prorated Award.

                (d) Treatment of Performance Units and Performance Shares. If a Participant holding either performance units or performance shares is eligible for treatment under this paragraph 25, the provisions of this paragraph (d) shall determine the manner in which such performance units and/or performance shares shall be paid to him. For purposes of making such payment, each "current performance period" (defined to mean a performance period or term of a performance unit or performance share which period or term has commenced but not yet ended), shall be treated as terminating upon the Acceleration Date, and for each such "current performance period" and each "completed performance period" (defined to mean a performance period or term of a performance unit or performance share which has ended but for which the Committee has not, on the Acceleration Date, made a determination as to whether and to what degree the performance or service objectives for such period have been attained), it shall be assumed that the performance or service objectives have been attained at a level of one hundred percent (100%) or the equivalent thereof. If the Participant is participating in one or more "current performance periods," he shall be considered to have earned and, therefore, to be entitled to receive, a prorated portion of the Awards previously granted to him for each such performance period. Such prorated portion shall be determined by multiplying the number of performance shares or performance units, as the case may be, granted to the Participant by a fraction, the numerator of which is the total number of whole and partial years (with each partial year being treated as a whole year) that have elapsed since the beginning of the performance period, and the denominator of which is the total number of years in such performance period. A Participant in one or more "completed performance periods" shall be considered to have earned and, therefore, be entitled to receive all the performance shares and performance units previously granted to him during each performance period.

                (e) Valuation of Awards. If a Participant is eligible for treatment under this paragraph 25, his Awards (including those earned as a result of the application of paragraph 25(d) above) shall be valued and cashed out on the basis of the Change in Control Price.

                (f) Payment of Awards. If a Participant is eligible for treatment under this paragraph 25, whether or not he is still employed by the Company or a Subsidiary, he shall be paid, in a single lump sum cash payment, as soon as practicable but in no event later than 90 days after the Acceleration Date, for all outstanding Units of Common Stock, Independent and Combination SARs, stock options (including incentive stock options), performance units (including those earned as a result of the application of paragraph 25(d) above), and performance shares (including those earned as a result of paragraph 25(d) above), and all other outstanding Awards, including those granted by the Committee pursuant to its authority under paragraph 3(h) hereof.

                (g) Deferred Awards. If a Participant is eligible for treatment under this paragraph 25, all deferred Awards for which payment has not been received as of the Acceleration Date shall be paid in a single lump sum cash payment as soon as practicable, but in no event later than 90 days after such date. For purposes of making such payment, the value of all Awards which are stock-based shall be determined by the Change in Control Price.

                (h) Miscellaneous. Upon a Change in Control or a Change in Ownership, (i) the provisions of paragraphs 16, 20 and 21 hereof shall become null and void and of no force and effect insofar as they apply to a Participant who has been terminated under the conditions described in (a) above; and (ii) no action shall be taken which would affect the rights of any Participant or the operation of the Plan with respect to any Award to which the Participant may have become entitled hereunder on or prior to the date of the Change in Control or Change in Ownership or to which he may become entitled as a result of such Change in Control or Change in Ownership.

                (i) Legal Fees. The Company shall pay all legal fees and related expenses incurred by a Participant in seeking to obtain or enforce any payment, benefit or right he may be entitled to under the Plan after a Change in Control or Change in Ownership; provided, however, the Participant shall be required to repay any such amounts to the Company to the extent a court of competent jurisdiction issues a final and non-appealable order setting forth the determination that the position taken by the Participant was frivolous or advanced in bad faith.

         26.    NO RIGHT, TITLE OR INTEREST IN COMPANY ASSETS

                No Participant shall have any rights as a stockholder as a result of participation in the Plan until the date of issuance of a stock certificate in his name, and, in the case of Restricted Stock, stock options, performance shares or any other stock-based grant, such rights are granted to the Participant under paragraph 10(c) hereof. To the extent any person acquires a right to receive payments from the Company under this Plan, such rights shall be no greater than the rights of an unsecured creditor of the Company.

PROXY

                            NATIONAL FUEL GAS COMPANY


  PROXY/VOTING INSTRUCTION CARD SOLICITED BY THE BOARD OF DIRECTORS FOR USE AT
                                       THE
               SPECIAL MEETING OF STOCKHOLDERS: SEPTEMBER 19, 2001
                PLACE: OFFICES OF LEBOEUF, LAMB, GREENE & MACRAE,
                  125 WEST 55TH STREET, NEW YORK, NY 10019-5389


The undersigned on the other side of this card hereby appoints B. J. Kennedy, P.
C. Ackerman, and A. M. Cellino, and each or any of them, Proxies with full power of substitution and revocation in each, to vote all the shares of Common Stock held of record by the undersigned on July 23, 2001 at the Special Meeting of Stockholders of National Fuel Gas Company or at any adjournment of the meeting, on each of the items on the reverse side and in accordance with the directions given there, and, in their discretion, on all other matters that may properly come before the Special Meeting or any adjournment thereof. THIS PROXY MAY BE REVOKED WITH THE SECRETARY OF THE MEETING AS DESCRIBED ON THE FIRST PAGE OF THE ENCLOSED PROXY STATEMENT.

EMPLOYEE BENEFIT PLANS. This card also provides voting instructions for shares held in the National Fuel Gas Company Employee Stock Ownership Plans, the National Fuel Gas Company Employees' Thrift Plan, and the National Fuel Gas Company Tax-Deferred Savings Plans. If you are a participant in any of these plans and have shares of the Common Stock of the Company allocated to your account under these plans, please read the following authorization to the Trustees of those plans as to the voting of such shares.

TRUSTEES' AUTHORIZATION. The undersigned on the other side of this card authorizes The Chase Manhattan Bank, N.A. as Trustee of the National Fuel Gas Company Employee Stock Ownership Plans and the National Fuel Gas Company Employees' Thrift Plan and/or authorizes Vanguard Fiduciary Trust Company as Trustee of the National Fuel Gas Company Tax-Deferred Savings Plans to vote all shares of the Common Stock of the Company allocated to the undersigned's account under such plan(s) (as shown on the reverse side) at the Special Meeting, or at any adjournment thereof, in accordance with the instructions on the reverse side.

INCOMPLETE DIRECTIONS AND INSTRUCTIONS. IF THIS CARD IS RETURNED SIGNED BUT WITHOUT DIRECTIONS MARKED FOR ITEM 1, YOU ARE INSTRUCTING THE TRUSTEE(S) AND GRANTING THE PROXIES DISCRETION TO VOTE FOR ITEM 1. YOU MAY REVOKE YOUR INSTRUCTIONS BY NOTICE TO THE TRUSTEE(S) AS DESCRIBED ON THE FIRST PAGE OF THE ENCLOSED PROXY STATEMENT.


      THIS PROXY/VOTING INSTRUCTION CARD IS CONTINUED ON THE REVERSE SIDE. PLEASE VOTE BY TELEPHONE, OR SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY.



                             -FOLD AND DETACH HERE-




------------------------------------------------------------------------------
                             YOUR VOTE IS IMPORTANT!

        YOU CAN VOTE WITHOUT ATTENDING THE MEETING IN ONE OF TWO WAYS:

1. Call TOLL FREE 1-888-698-8077 on a touch-tone telephone and follow the instructions found on the reverse side.

                                       Or

2. Mark, sign and date your proxy/voting card and return it promptly in the enclosed envelope.


                                   PLEASE VOTE
------------------------------------------------------------------------------

                         Please mark your vote as indicated in this example. /X/




THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER. SEE REVERSE SIDE FOR IMPORTANT PROVISIONS AND ADDITIONAL INSTRUCTIONS.


                          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEM 1.

ITEM 1 --   APPROVAL OF AMENDMENTS TO THE NATIONAL FUEL GAS COMPANY 1997 AWARD
            AND OPTION PLAN AND THE NATIONAL FUEL GAS COMPANY 1993 AWARD AND
            OPTION PLAN:


            FOR                 AGAINST             ABSTAIN

            / /                   / /                 / /


                     WILL ATTEND MEETING  / /




               **WE ENCOURAGE YOU TO VOTE BY TELEPHONE TOLL FREE.
                      PLEASE READ THE INSTRUCTIONS BELOW**




(Signature of Stockholder(s))_____________________________Dated: _______________

Please sign your name as it appears on this proxy/voting instruction card and return the completed card in the enclosed envelope. When signing as an attorney, executor, administrator, trustee, guardian or other representative, please give title as such. If signer is a corporation, please sign full corporate name by duly authorized officer and attach corporate seal. For joint accounts, each joint owner should sign.

             -PLEASE FOLD AND DETACH HERE AND READ THE REVERSE SIDE-


                          VOTE BY TELEPHONE - TOLL FREE

                                   [TELEPHONE]

                          QUICK *** EASY *** IMMEDIATE

Your telephone vote authorizes the named proxies/trustees to vote your shares in the same manner as if you marked, signed and returned your proxy card.


- You will be asked to enter a Control Number, which is located in the box in the lower right hand corner of this form.

--------------------------------------------------------------------------------

-   To vote as the Board of Directors RECOMMENDS, Press 1.

-   To vote AGAINST, press 9

-   To ABSTAIN; press 0.
--------------------------------------------------------------------------------

WHEN ASKED, PLEASE CONFIRM BY PRESSING 1.

    Your vote will be repeated, please confirm your selection.

    When prompted, please answer the following:

    -   Will you be attending the Special Meeting?

--------------------------------------------------------------------------------
 IF YOU VOTE BY TELEPHONE, DO NOT MAIL BACK YOUR PROXY/VOTING INSTRUCTION CARD.

                                THANK YOU FOR VOTING.
--------------------------------------------------------------------------------

CALL **TOLL FREE** ON A TOUCH TONE TELEPHONE
         1-888-698-8077 - ANYTIME
There is NO CHARGE to you for this call.